 As Filed with the Securities and Exchange Commission on April 30, 1999


                                                Registration No. 333-64345

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                       Post-Effective Amendment No. 1 to

                       -----------------------------
                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact name of trust)


                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                              (Name of depositor)

                             One State Farm Plaza
                       Bloomington, Illinois  61710-0001
         (Complete address of depositor's principal executive offices)

     (Name and complete address
     of agent for service)                         Copy to:

     Laura P. Sullivan, Esq.                Stephen E. Roth, Esq.
     State Farm Life and                    Sutherland Asbill & Brennan LLP
          Accident Assurance Company        1275 Pennsylvania Avenue, N.W.
     One State Farm Plaza                   Washington, DC  20004-2415
     Bloomington, Illinois 61710-0001

                 Approximate date of proposed public offering:
 As soon as practicable after the effective date of this Registration Statement

     Securities Being Offered:  Variable Universal Life Insurance Policies


It is proposed that this filing become effective:

     / / Immediately upon filing pursuant to paragraph (b).

     /X/ On April 30, 1999 pursuant to paragraph (b).
     / / __ days after filing pursuant to paragraph (a)(1).

     / / On (date) pursuant to paragraph (a)(1) of Rule 485.

                          PROSPECTUS DATED MAY 1, 1999
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                   ISSUED BY
 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
               OF STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                                 P.O. BOX 2307
                        BLOOMINGTON, ILLINOIS 61702-2307
                            TELEPHONE (888) 702-2307



State Farm Life and Accident Assurance Company ("State Farm," "we," "us," or "our") is offering the variable universal life insurance policy (the "Policy") described in this prospectus. State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the policy, and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the "Owner," "you," or "your") may:


- change the frequency and amounts of premium payments;

- change the level of death benefits; and

- allocate premiums (after State Farm deducts a premium charge) and Policy values to:

  --) State Farm's general account (the "Fixed Account"), an account that provides a specified minimum rate of interest; and


  --) subaccounts of State Farm Life and Accident Assurance Company Variable
    Life Separate Account (the "Variable Account"), a separate account allowing you to invest in the following investment portfolios ("Funds") of the State Farm Variable Product Trust (the "Trust"):


    / / Large Cap Equity Index Fund

    / / Small Cap Equity Index Fund

    / / International Equity Index Fund

    / / Stock and Bond Balanced Fund

    / / Bond Fund

    / / Money Market Fund

The accompanying prospectus for the Trust describes each of the investment portfolios, including the risks of investing in each portfolio, and provides other information about the Trust.


An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any unrepaid Policy loans and past due charges. For Policies issued in New York, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.


The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with the portfolio's performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

Please read this prospectus carefully and keep it for future reference. A prospectus or prospectus profile for State Farm Variable Product Trust must accompany this prospectus and you should read it in conjunction with this prospectus.

INTERESTS IN THE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY A BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE POLICIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

INDEX OF TERMS...................................................    2
SUMMARY OF THE POLICY............................................    3
PREMIUMS.........................................................    7
  Applying for a Policy..........................................    7
  Exchanges from State Farm Universal Life and State Farm
   Traditional Ordinary Whole Life...............................    7
  Free Look Right to Cancel Policy...............................    7
  Premiums.......................................................    7
  Planned Premiums...............................................    8
  Premiums to Prevent Lapse......................................    8
  Death Benefit Guarantee........................................    8
  Crediting Premiums to the Policy...............................    8
ALLOCATION OPTIONS...............................................    8
  Net Premium Allocations........................................    8
  Subaccount Options.............................................    9
  Fixed Account Option...........................................    9
  Transfers......................................................    9
  Dollar-Cost Averaging..........................................   10
  Portfolio Rebalancing Program..................................   10
CHARGES AND DEDUCTIONS...........................................   11
HOW YOUR POLICY ACCOUNT VALUES VARY..............................   12
  Policy Account Value...........................................   12
  Cash Value.....................................................   12
  Cash Surrender Value...........................................   12
  Subaccount Policy Value........................................   13
  Fixed Policy Account Value.....................................   13
DEATH BENEFITS...................................................   13
  Amount of Death Benefit Payable................................   13
  Death Benefit Options..........................................   13
  Changing the Death Benefit Option..............................   14
  Changing the Basic Amount......................................   14
  Effect of Withdrawals on the Death Benefit.....................   15
  Changing the Beneficiary.......................................   15
LOAN BENEFITS....................................................   15
  Loan Account...................................................   15
  Interest.......................................................   15
  Loan Repayment.................................................   15
  Effect of Policy Loan..........................................   15
SURRENDER BENEFITS...............................................   16
  Full Surrender.................................................   16
  Withdrawals....................................................   16
HYPOTHETICAL ILLUSTRATIONS OF ACCUMULATED PREMIUMS, POLICY
 ACCOUNT VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS.......   17
REQUESTING PAYMENTS AND TELEPHONE TRANSACTIONS...................   26
  Requesting Payments............................................   26
  Telephone Transactions.........................................   26
OTHER POLICY BENEFITS AND PROVISIONS.............................   26
  Exchange Provision.............................................   26
  Other Policy Provisions........................................   27
  Beneficiary....................................................   27
  Reinstatement..................................................   27
  Other Changes..................................................   27
  Reports to Policy Owners.......................................   27
  Assignment and Change of Owner.................................   27
  Supplemental Benefits..........................................   28
STATE FARM AND THE FIXED ACCOUNT.................................   28
  State Farm Life and Accident Assurance Company.................   28
  State Farm Directors and Officers..............................   28
THE VARIABLE ACCOUNT AND THE TRUST...............................   31
TAX CONSIDERATIONS...............................................   32
TAX TREATMENT OF POLICY BENEFITS.................................   32
ADDITIONAL INFORMATION...........................................   33


             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN
                    THOSE JURISDICTIONS WHERE SUCH OFFERING
                             MAY LAWFULLY BE MADE.

                                                                       1 -------

INDEX OF TERMS

This prospectus uses the following special terms:

AGE -- Age means the age on the Insured's last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured's birthday, the Age will be the age the Insured reaches on the Policy Date.

CASH VALUE -- Policy Account Value less any applicable surrender charge.

CASH SURRENDER VALUE -- Cash Value less any Loan Amount.

DEATH BENEFIT -- The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured's death by any Loan Amount and any unpaid Monthly Deductions.

DEDUCTION DATE -- The Policy Date and each monthly anniversary of the Policy
Date.

FUND -- An investment portfolio of the State Farm Variable Product Trust.

HOME OFFICE -- P.O. Box 2307, Bloomington, IL 61702-2307, 1-888-702-2307.

INSURED -- The person upon whose life State Farm issues the Policy.

ISSUE DATE -- The date State Farm issues the Policy.

LOAN ACCOUNT -- A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.


LOAN AMOUNT -- The sum of all outstanding Policy loans including both principal plus accrued interest.



LOAN POLICY ACCOUNT VALUE -- The value of the Loan Account for this Policy.



MATURITY DATE -- For Policies issued in New York, the Maturity Date is the Policy Anniversary when the Insured is Age 100.



MINIMUM PREMIUM -- For any Policy Month during the first 10 Policy Years (first 5 Policy Years for Policies issued in New York) the cumulative minimum monthly premium required to keep the Death Benefit Guarantee in effect.


POLICY -- The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.


POLICY ACCOUNT VALUE -- The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.


POLICY ANNIVERSARY -- The same day and month as the Policy Date each year that the Policy remains in force.

POLICY DATE -- If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month.


POLICY MONTH -- The same day as the Policy Date each month that the Policy remains in force.


POLICY YEAR -- Any 12-month period starting with the Policy Date or a Policy Anniversary.

TRUST -- State Farm Variable Product Trust.


VALUATION DAY -- Each day on which both the New York Stock Exchange and the Home Office are open for business except for a day that a Subaccount's corresponding Fund does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Reverend Dr. Martin Luther King, Jr. Holiday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

---------
       2

SUMMARY OF THE POLICY

The following paragraphs summarize certain prospectus information and the important features of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms for definitions of certain terms this prospectus uses.

Purpose of the Policy. State Farm designed the Policy to provide insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

- the Owner pays premiums for insurance coverage on the Insured;

- the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured's lifetime; and

- the Cash Surrender Value may be substantially lower than the premiums paid.


However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See "Premiums to Prevent Lapse," page 8.



Tax Considerations. State Farm intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). Under certain circumstances, a Policy could be treated as a "modified endowment contract." State Farm will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations," page 32.



Free Look Right to Cancel Policy. For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See "Free Look Right to Cancel Policy," page 7. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See "Net Premium Allocations," page 8.


Owner Inquiries. If you have any questions, you may write or call our Home Office at P.O. Box 2307, Bloomington, IL 61702-2307, (888) 702-2307 (toll free).

                                                                       3 -------

PREMIUMS


- You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip planned premiums. See "Planned Premiums," page 8.



- Minimum initial premium and planned premium depend on the Insured's Age, sex, rate class, Basic Amount selected, and any supplemental riders. See "Premiums," page 7.



- You may pay unplanned premiums, within limits. See "Premiums," page 7.



- Under certain circumstances, you may need to pay extra premiums to prevent lapse. See "Premiums to Prevent Lapse," page 8.


ALLOCATING OF NET PREMIUMS

- State Farm deducts a 5% premium charge from each premium before allocation resulting in a net premium.


- You direct the allocation of Net Premiums among six Subaccounts and the Fixed Account. See "Net Premium Allocations," page 8, for rules and limits.



- State Farm credits interest on amounts allocated to the Fixed Account at a rate we determine, but not less than an annual effective rate of 4%. See "Transfers," page 9, for rules and limits on Fixed Account allocations.


FUNDS AVAILABLE THROUGH SUBACCOUNTS


- The Subaccounts invest in corresponding portfolios of State Farm Variable Product Trust. See "The Trust," page 31.


                                    TABLE A

FUND ANNUAL EXPENSES
(as a percentage of average daily net assets)

The investment advisory fees shown below are the actual amounts incurred in the fiscal year ended December 31, 1998 for each of the Funds. The Stock and Bond Balanced Fund invests primarily in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate investment advisory fee was derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table below and for purposes of the Example below.

---------
       4

By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own Other Expenses. Other Expenses reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and that the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time.

                                                                                                                TOTAL
                                                                                        OTHER EXPENSES     ANNUAL EXPENSES
                                                                        INVESTMENT      (AFTER EXPENSE     (AFTER EXPENSE
FUND                                                                   ADVISORY FEES    LIMITATION) (*)    LIMITATION) (*)

Large Cap Equity Index Fund                                                   0.26%             0.06%              0.32%

Small Cap Equity Index Fund                                                   0.40%             0.10%              0.50%

International Equity Index Fund                                               0.55%             0.20%              0.75%

Money Market Fund                                                             0.40%             0.03%              0.43%

Bond Fund                                                                     0.50%             0.07%              0.57%

Stock and Bond Balanced Fund                                                  0.36%             0.06%              0.42%

(*) Absent this expense limitation, Other Expenses for the Small Cap Equity
   Index Fund, International Equity Index Fund, and Money Market Fund would be 0.15%, 0.38%, and 0.12%, respectively. During the year ended December 31, 1998, the investment adviser reimbursed a greater amount of expenses of the Money Market Fund than required under the agreement, further reducing that Fund's other expenses to 0.03%.

DEDUCTIONS FROM ASSETS


- State Farm makes a monthly deduction for cost of insurance, $6 current monthly expense charge (maximum of $8 per month), and supplemental benefit charges. See "Charges and Deductions Monthly Deduction," page 11.



- State Farm deducts a daily charge at a current annual rate of 0.80% (maximum annual rate of 0.90%) from assets in the Subaccounts. See "Charges and Deductions Mortality and Expense Risk Charge," page 11. State Farm does not deduct this charge from assets in the Fixed Account.


POLICY ACCOUNT VALUE


- Policy Account Value is the amount in the Subaccounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Loan Amount. See "Policy Account Value," page 12, "Fixed Policy Account Value," page 13, and "Subaccount Policy Value," page 13.


- Policy Account Value varies from day to day to reflect Subaccount investment experience, interest credited on any Fixed Account allocations, charges deducted and other Policy transactions (such as Policy loans, transfers and withdrawals).

- You may transfer Policy Account Value among the Subaccounts and the Fixed Account. A $25 transfer processing fee may apply to transfers made after the 12th transfer in a Policy Year. See "Transfers" for rules and limits. Policy loans reduce the amount available for allocations and transfers.

- Policy Account Value serves as the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit.

- There is no minimum guaranteed Policy Account Value. The Policy may lapse on a Deduction Date if the Cash Surrender Value is insufficient to cover the Monthly Deduction then due and the Death Benefit Guarantee is not in effect.

                                                                       5 -------

CASH BENEFITS


- You may take loans for amounts up to 90% of Cash Value, at a net interest rate of 2%. See "Loan Benefits," page 15, and "Tax Treatment of Policy Benefits," page 32.



- You may make withdrawals up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See "Withdrawals," page 16, for rules and limits.



- You can surrender the Policy at any time for its Cash Surrender Value (Policy Account Value minus Loan Amount and minus any applicable surrender charge). See "Full Surrender," page 16.



- State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See "Surrender Charge," page 11.


- A variety of payment options are available.

DEATH BENEFITS

- Death Benefits are available as a lump sum or under a variety of payment options.

- The minimum Basic Amount available is $50,000.

- Death Benefits are available in two death benefit options:

- Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or


- Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See "Death Benefits," page 13.



- We provide flexibility to change the Basic Amount and to change the Death Benefit option. See "Changing the Basic Amount" and "Changing the Death Benefit Option," page 14, for rules and limits.



- The Death Benefit Guarantee keeps the Policy in force regardless of sufficiency of Cash Surrender Value so long as cumulative premiums paid on the Policy, less any withdrawals and less the Loan Policy Account Value, are at least equal to the Minimum Premium. See "Death Benefit Guarantee," page 8.



- The Death Benefit should be excludible from the gross income of the Beneficiary. See "Tax Treatment of Policy Benefits," page 32.


---------
       6

PREMIUMS

Applying for a Policy. To purchase a Policy, you must complete an application and submit it to an authorized State Farm agent. You also must pay an initial premium of a sufficient amount. See "Premiums," below. You can submit your initial premium with your application or at a later date. Coverage becomes effective as of the date we receive the premium, but is limited to $300,000 (unless the Insured is under 15 days old in which case coverage will not exceed $3,000) until the application is approved.

Generally, State Farm will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies our underwriting rules and we have received an initial premium of sufficient amount. This amount must be at least equal to the minimum monthly premium if the payment mode of the Policy is monthly, and 12 times the minimum monthly premium if the payment mode of the Policy is annual. Evidence of insurability may include, among other things, a medical examination of the Insured. We reserve the right not to accept an application for any lawful reason.

Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. State Farm will permit the owner of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:

    (1) the initial Basic Amount for the Policy must equal or exceed the Basic Amount less any policy loan and accrued loan interest for the original policy;

    (2) State Farm will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the Basic Amount less any policy loan and accrued loan interest for the original policy, and where the death benefit options are the same for exchanges from a Universal Life policy or where the death benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy; and

    (3) the original policy must be terminated.

State Farm can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.

On exchanges from a Universal Life policy to a Policy, State Farm will waive the surrender charge on the Universal Life policy and will waive the 5% premium charge on the Policy for the amount transferred from the Universal Life policy to the Policy.

On exchanges from a Traditional Ordinary whole life policy to a Policy, State Farm will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.

Free Look Right to Cancel Policy. During your "free-look" period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.


Premiums. The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. See "Tax Considerations," page 32.



State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See "Charges and Deductions Premium Charge," page 11. State Farm will not recapture the credit if you surrender the Policy. State Farm will not include the amount of the credit for purposes of calculating agent compensation. See "Additional Information Sale of the Policies," page 33.


                                                                       7 -------

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing satisfactory written or telephone instructions to the Home Office (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions.


Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See "Changing the Basic Amount," page 14.



Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Rather, whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See "Monthly Deduction," page 11, and "Death Benefit Guarantee," below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.



You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (See "Death Benefit Guarantee"), the required premium must be large enough to provide the lesser of (1) the Minimum Premium required at the end of the grace period, or
(2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured's death. See "Amount of Death Benefit Payable," page 13. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. But see "Other Policy Benefits and Provisions," page 26, for a discussion of your reinstatement rights.



A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See "Effect of Policy Loan," page 15.



Death Benefit Guarantee. During the first 10 Policy Years (first 5 Policy Years for Policies issued in New York), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions.


Crediting Premiums to the Policy. We will credit your initial premium to the Policy on the Policy Date. We will credit any additional premium received after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Home Office based on the unit value next computed after receipt. See Subaccount Policy Value. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

ALLOCATION OPTIONS

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending satisfactory written or telephone instructions to the Home Office (if we have your telephone authorization on file). The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

---------
       8

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See "How Your Policy Account Values Vary," page 12. For this purpose, we assume your free look period starts 10 days after we issue your Policy.


Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that a Fund will meet its objective(s).

- The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's Composite Index of 500 Stocks-Registered Trademark-(2). This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities that make up the S&P 500.

- The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000-Registered Trademark- Small Stock Index(3). This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

- The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index-Registered Trademark- (the "EAFE-Registered Trademark-Free")(4). This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

- The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

- The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust's Large Cap Equity Index Fund and the Bond Fund.

- The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. THE U.S. GOVERNMENT or the FEDERAL DEPOSIT INSURANCE CORPORATION DO NOT INSURE OR GUARANTEE AN INVESTMENT IN THE MONEY MARKET FUND. This Fund will attempt to maintain a stable net asset value of $1.00 per share, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.


The accompanying prospectus for the Trust contains further information about the Funds. Please read the Trust's prospectus in conjunction with this prospectus. See also "The Trust," page 31.



Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. Except for surrender charges allocated to and monthly deductions taken from the Fixed Account, once interest is credited to the Fixed Account, that interest becomes part of the Fixed Account and is nonforfeitable. See "State Farm's Fixed Account Option," page 31. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. See "Transfers," below.


Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free

------------------------------

(2) Standard & Poor's-Registered Trademark-, S&P-Registered Trademark-, S&P 500-Registered Trademark-, Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

(3) The Russell 2000-Registered Trademark- Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Russell 2000 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

(4) The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE-Registered Trademark- Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

                                                                       9 -------
look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.


You may make transfer requests by satisfactory written or telephone request (if we have your telephone authorization on file). A transfer will take effect at the end of the Valuation Period during which we receive the request at the Home Office. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See "Requesting Payments," page 26. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused "free" transfers do not carry over to the next year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.


Dollar-Cost Averaging. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the "Money Market Subaccount") or the Subaccount investing in the Bond Fund (the "Bond Subaccount") to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, it cannot also be used as one of the Subaccounts in this combination.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Subaccount or Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

Portfolio Rebalancing Program. Once your money has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may elect to participate in the portfolio rebalancing program at any time by sending us a written request at the Home Office. Your percentage allocations must be in whole percentages. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Home Office (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. Portfolio rebalancing is not available while you are participating in the dollar-cost averaging program.

---------
      10

CHARGES AND DEDUCTIONS


State Farm deducts the charges described below. Certain of the charges depend on a number of variables, and are illustrated in the hypothetical illustrations beginning on page 17. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.


Services and benefits State Farm provides include:

- the death, cash and loan benefits provided by the Policy;

- investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

- administration of various elective options under the Policy; and

- the distribution of various reports to Owners.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

    - PREMIUM CHARGE. State Farm deducts a 5% charge from each premium before allocating the resulting Net Premium to the Policy Account Value.


    - MORTALITY AND EXPENSE RISK CHARGE. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor (see page 13). State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.


    - MONTHLY DEDUCTION. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $6 (it cannot exceed $8 per month), and
      (3) any charges for additional benefits added by riders to the Policy (see "Supplemental Benefits").

    - SURRENDER CHARGE. If you surrender the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. The surrender charge depends on the Insured's Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based as an amount per $1,000 of the Basic Amount at issue (or increase). The maximum surrender charge amount per $1,000 of Basic Amount is $21 which is for Insured's ages 70 to
      80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.


    - OTHER CHARGES: State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. See "Transfers," page 9, for a discussion of the transfer processing fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. See "Withdrawals," page 16, for a discussion of the withdrawal processing fee. There are Fund expenses that, in 1998, ranged on an annual basis from 0.32% to 0.75% of the average daily value of your money invested in the Funds. See "Summary of the Policy," page 3, and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.


                                                                       11-------

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the death benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company's current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between
(1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on his or her Age, sex and applicable rate class. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco or non-tobacco rate class. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured's circumstances at the time of the increase.


We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured's age last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard. See "Hypothetical Illustrations of Accumulated Premiums, Policy Account Values, Cash Surrender Values, and Death Benefits" page 17, for examples showing the effects of the cost of insurance charge.


HOW YOUR POLICY ACCOUNT VALUES VARY


Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See "Loan Benefits," page 15. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. It may be more or less than premiums paid.


Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.


Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in New York, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.


---------
      12

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount's unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

    UNIT VALUES. A Subaccount's unit value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

    NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to:

    (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus

    (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

DEATH BENEFITS


As long as the Policy remains in force, we will pay the Death Benefit once we receive at our Home Office due proof of the Insured's death. See "Requesting Payments," page 26. We will pay the Death Benefit to the Beneficiary.


Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured's death, PLUS any supplemental Death Benefit provided by riders, MINUS any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.


Under certain circumstances, State Farm may further adjust the amount of the Death Benefit. See "Incontestability," "Limited Death Benefit," and "Misstatement of Age or Sex," page 27. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $300,000, unless the insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.



Death Benefit Options. State Farm uses the Policy Account Value on the Insured's date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured's Age increases. The table of percentages is shown below. We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the investment performance of the Policy Account Value. To see how and when investment performance may begin to affect the Death Benefit, please see the hypothetical illustrations beginning on page 17.


                                                                       13-------

                    TABLE OF PERCENTAGES OF POLICY ACCOUNT VALUE
------------------------------------------------------------------------------------
   AGE       PERCENTAGE         AGE        PERCENTAGE        AGE       PERCENTAGE
 0 - 40             250%            54            157%       68               117%
   41               243%            55            150%       69               116%
   42               236%            56            146%       70               115%
   43               229%            57            142%       71               113%
   44               222%            58            138%       72               111%
   45               215%            59            134%       73               109%
   46               209%            60            130%       74               107%
   47               203%            61            128%     75 - 90            105%
   48               197%            62            126%       91               104%
   49               191%            63            124%       92               103%
   50               185%            64            122%       93               102%
   51               178%            65            120%       94               101%
   52               171%            66            119%       95+              100%
   53               164%            67            118%


Changing the Death Benefit Option. You select the Death Benefit Option when you apply for the Policy. You may change the Death Benefit Option on your Policy subject to the following rules:

You must submit each change by written request that we receive at our Home Office, and

You may only change the Death Benefit Option once in any Policy Year.

The effective date of the change will be the date at the end of the Valuation Period during which we receive the request for the change. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the death benefit option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

    (1) State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

    (2) You may only make one change (increase or decrease) during a Policy
       Year.

To increase the Basic Amount, contact an authorized State Farm agent. To decrease the Basic Amount, submit a written request to our Home Office. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.


A change in planned premiums may be advisable based on the increase in Basic Amount. See "Planned Premiums," page 8. Also, the minimum monthly premium for the Death Benefit Guarantee will increase. If we approve the increase in Basic Amount, the increase will become effective on the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount. We will not allow any increases after the Policy Anniversary when the Insured is age 80.


Any decrease in the Basic Amount must be at least $10,000, and the Basic Amount after the decrease must be at least $50,000. A decrease in Basic Amount will become effective on the date at the end of the Valuation Period during which we receive a written request at our Home Office. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.


Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:


- If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the

---------
      14
  withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

- If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Changing the Beneficiary. You designate the Beneficiary(ies) when you apply for the Policy. You may change the designated Beneficiary by submitting a satisfactory written request received by us. If the Insured dies and there is no surviving Beneficiary, the Insured's estate will be the Beneficiary.

LOAN BENEFITS


You may borrow an amount(s) up to 90% of your Cash Value at any time. See "Requesting Payments," page 26. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See "Requesting Payments," page 26. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans.


Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as "collateral" for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.0%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Home Office and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable. Policy loans, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. A Policy loan may have tax consequences. See "Tax Considerations."

                                                                       15-------

SURRENDER BENEFITS


Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value. See "Requesting Payments," page . A surrender charge may apply. See "Surrender Charge," page 11. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.



Withdrawals. You may make withdrawals under your Policy. See "Requesting Payments," page 26. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See "Requesting Payments and Telephone Transactions," page 26. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.


---------
      16

HYPOTHETICAL ILLUSTRATIONS OF ACCUMULATED PREMIUMS, POLICY ACCOUNT VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS

The following illustrations show how certain values under a sample Policy change with assumed investment performance over an extended period of time. In particular, they illustrate how Policy Account Values, Cash Surrender Values and Death Benefits under a Policy covering an Insured of a given Age on the Policy Date would vary over time if planned premiums were paid annually at the beginning of each Policy Year and the return on the assets in the Subaccounts was a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges, including Fund fees and charges. The tables also show planned premiums accumulated at 5% interest.

The values under a Policy would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return used in the illustrations.

The illustrations assume an average annual expense ratio of .50% of the average daily net assets of the Funds available under the Policies, based on the expense ratios for the Fund expenses and fees, as shown in the table appearing above under "Summary of the Policy." For information on Fund expenses and fees, see the prospectus for the Funds accompanying this prospectus. The current charge illustrations also reflect the 0.80% mortality and expense risk charge to the Variable Account. The maximum charge illustrations reflect the maximum 0.90% mortality and expense risk charge to the Variable Account. After deduction of Fund expenses and fees and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of return for the Subaccounts of -1.29%, 4.63% and 10.55%, respectively, for the current charge illustrations, and -1.39%, 4.53%, and 10.44% respectively, for the maximum charge illustrations.

The illustrations also reflect the Monthly Deduction for the hypothetical Insured. Separate illustrations on each of the following pages reflect our current charges and the higher maximum charges we have the contractual right to charge. All the illustrations reflect the fact that we currently make no charges for Federal or state income taxes against the Variable Account and assume no Loan Amount or charges for supplemental benefits.

We base the illustrations on our sex distinct rates for non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                                                                       17-------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 35    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $1,250 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 1
                        VALUES BASED ON CURRENT CHARGES

   PREMIUM               POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE                      DEATH BENEFIT
 ACCUMULATED     ------------------------------------   ------------------------------------   ------------------------------------
--------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS
YR     AT 5%     -1.29% NET   4.63% NET    10.55% NET   -1.29% NET   4.63% NET    10.55% NET   -1.29% NET   4.63% NET    10.55% NET
---  ---------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  1      1,313         961        1,025        1,088          703          767          830      100,000      100,000      100,000
  2      2,691       1,905        2,092        2,287        1,389        1,576        1,771      100,000      100,000      100,000
  3      4,138       2,831        3,203        3,606        2,315        2,687        3,090      100,000      100,000      100,000
  4      5,657       3,737        4,358        5,057        3,221        3,842        4,541      100,000      100,000      100,000
  5      7,252       4,624        5,558        6,654        4,108        5,042        6,138      100,000      100,000      100,000

  6      8,928       5,489        6,805        8,410        4,973        6,289        7,894      100,000      100,000      100,000
  7     10,686       6,333        8,100       10,343        5,920        7,687        9,931      100,000      100,000      100,000
  8     12,533       7,153        9,443       12,471        6,844        9,134       12,161      100,000      100,000      100,000
  9     14,472       7,951       10,838       14,814        7,744       10,631       14,607      100,000      100,000      100,000
 10     16,508       8,724       12,284       17,394        8,621       12,181       17,291      100,000      100,000      100,000

 15     28,322      12,192       20,361       34,861       12,192       20,361       34,861      100,000      100,000      100,000
 20     43,399      14,894       30,052       63,682       14,894       30,052       63,682      100,000      100,000      100,000
 25     62,642      16,511       41,636      111,225       16,511       41,636      111,225      100,000      100,000      149,041
 30     87,201      16,337       55,457      188,632       16,337       55,457      188,632      100,000      100,000      230,131

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

---------
      18

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 35    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $1,250 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 1
                        VALUES BASED ON MAXIMUM CHARGES

   PREMIUM               POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE                      DEATH BENEFIT
 ACCUMULATED     ------------------------------------   ------------------------------------   ------------------------------------
--------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS
YR     AT 5%     -1.39% NET   4.53% NET    10.44% NET   -1.39% NET   4.53% NET    10.44% NET   -1.39% NET   4.53% NET    10.44% NET
---  ---------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  1      1,313         906          968        1,030          648          710          772      100,000      100,000      100,000
  2      2,691       1,793        1,973        2,160        1,277        1,457        1,644      100,000      100,000      100,000
  3      4,138       2,657        3,013        3,398        2,141        2,497        2,882      100,000      100,000      100,000
  4      5,657       3,498        4,090        4,755        2,982        3,574        4,239      100,000      100,000      100,000
  5      7,252       4,316        5,204        6,243        3,800        4,688        5,727      100,000      100,000      100,000

  6      8,928       5,109        6,355        7,874        4,593        5,839        7,358      100,000      100,000      100,000
  7     10,686       5,875        7,544        9,661        5,463        7,131        9,248      100,000      100,000      100,000
  8     12,533       6,616        8,772       11,623        6,306        8,462       11,313      100,000      100,000      100,000
  9     14,472       7,329       10,040       13,776        7,122        9,833       13,569      100,000      100,000      100,000
 10     16,508       8,013       11,348       16,140        7,909       11,245       16,037      100,000      100,000      100,000

 15     28,322      10,943       18,512       31,995       10,943       18,512       31,995      100,000      100,000      100,000
 20     43,399      12,809       26,709       57,811       12,809       26,709       57,811      100,000      100,000      100,000
 25     62,642      12,972       35,784      100,290       12,972       35,784      100,290      100,000      100,000      134,389
 30     87,201      10,312       45,533      168,714       10,312       45,533      168,714      100,000      100,000      205,831

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                                                                       19-------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 35    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $1,250 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 2
                        VALUES BASED ON CURRENT CHARGES

   PREMIUM               POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE                      DEATH BENEFIT
 ACCUMULATED     ------------------------------------   ------------------------------------   ------------------------------------
--------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS
YR     AT 5%     -1.29% NET   4.63% NET    10.55% NET   -1.29% NET   4.63% NET    10.55% NET   -1.29% NET   4.63% NET    10.55% NET
---  ---------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  1      1,313         960        1,023        1,087          702          765          829      100,960      101,023      101,087
  2      2,691       1,900        2,087        2,281        1,384        1,571        1,765      101,900      102,087      102,281
  3      4,138       2,822        3,193        3,594        2,306        2,677        3,078      102,822      103,193      103,594
  4      5,657       3,722        4,340        5,035        3,206        3,824        4,519      103,722      104,340      105,035
  5      7,252       4,600        5,529        6,618        4,084        5,013        6,102      104,600      105,529      106,618

  6      8,928       5,456        6,762        8,355        4,940        6,246        7,839      105,456      106,762      108,355
  7     10,686       6,286        8,038       10,261        5,874        7,625        9,848      106,286      108,038      110,261
  8     12,533       7,092        9,358       12,352        6,782        9,048       12,043      107,092      109,358      112,352
  9     14,472       7,871       10,723       14,648        7,665       10,516       14,442      107,871      110,723      114,648
 10     16,508       8,623       12,133       17,167        8,520       12,029       17,064      108,623      112,133      117,167

 15     28,322      11,927       19,876       33,970       11,927       19,876       33,970      111,927      119,876      133,970
 20     43,399      14,329       28,789       60,799       14,329       28,789       60,799      114,329      128,789      160,799
 25     62,642      15,426       38,641      103,587       15,426       38,641      103,587      115,426      138,641      203,587
 30     87,201      14,381       48,629      171,547       14,381       48,629      171,547      114,381      148,629      271,547

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

---------
      20

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 35    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $1,250 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 2
                        VALUES BASED ON MAXIMUM CHARGES

   PREMIUM               POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE                      DEATH BENEFIT
 ACCUMULATED     ------------------------------------   ------------------------------------   ------------------------------------
--------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS
YR     AT 5%     -1.39% NET   4.53% NET    10.44% NET   -1.39% NET   4.53% NET    10.44% NET   -1.39% NET   4.53% NET    10.44% NET
---  ---------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  1      1,313         904          966        1,028          646          708          770      100,904      100,966      101,028
  2      2,691       1,787        1,967        2,154        1,271        1,451        1,638      101,787      101,967      102,154
  3      4,138       2,646        3,001        3,384        2,130        2,485        2,868      102,646      103,001      103,384
  4      5,657       3,480        4,068        4,730        2,964        3,552        4,214      103,480      104,068      104,730
  5      7,252       4,289        5,169        6,201        3,773        4,653        5,685      104,289      105,169      106,201

  6      8,928       5,069        6,303        7,808        4,553        5,787        7,292      105,069      106,303      107,808
  7     10,686       5,821        7,470        9,563        5,408        7,057        9,151      105,821      107,470      109,563
  8     12,533       6,543        8,670       11,482        6,234        8,361       11,173      106,543      108,670      111,482
  9     14,472       7,235        9,903       13,579        7,028        9,697       13,373      107,235      109,903      113,579
 10     16,508       7,894       11,169       15,871        7,791       11,066       15,768      107,894      111,169      115,871

 15     28,322      10,631       17,939       30,935       10,631       17,939       30,935      110,631      117,939      130,935
 20     43,399      12,137       25,188       54,317       12,137       25,188       54,317      112,137      125,188      154,317
 25     62,642      11,678       32,099       90,287       11,678       32,099       90,287      111,678      132,099      190,287
 30     87,201       8,104       37,122      145,282        8,104       37,122      145,282      108,104      137,122      245,282

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                                                                       21-------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 50    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $2,500 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 1
                        VALUES BASED ON CURRENT CHARGES

   PREMIUM               POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE                      DEATH BENEFIT
 ACCUMULATED     ------------------------------------   ------------------------------------   ------------------------------------
--------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS
YR     AT 5%     -1.29% NET   4.63% NET    10.55% NET   -1.29% NET   4.63% NET    10.55% NET   -1.29% NET   4.63% NET    10.55% NET
---  ---------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  1      2,625       1,894        2,020        2,147        1,258        1,384        1,511      100,000      100,000      100,000
  2      5,381       3,743        4,114        4,501        2,471        2,842        3,229      100,000      100,000      100,000
  3      8,275       5,546        6,283        7,081        4,274        5,011        5,809      100,000      100,000      100,000
  4     11,314       7,297        8,525        9,910        6,025        7,253        8,638      100,000      100,000      100,000
  5     14,505       8,998       10,846       13,015        7,726        9,574       11,743      100,000      100,000      100,000

  6     17,855      10,645       13,246       16,424        9,373       11,974       15,152      100,000      100,000      100,000
  7     21,373      12,233       15,725       20,169       11,215       14,707       19,151      100,000      100,000      100,000
  8     25,066      13,762       18,287       24,290       12,999       17,524       23,526      100,000      100,000      100,000
  9     28,945      15,228       20,935       28,827       14,720       20,427       28,319      100,000      100,000      100,000
 10     33,017      16,628       23,671       33,831       16,374       23,417       33,577      100,000      100,000      100,000

 15     56,644      22,374       38,699       68,067       22,374       38,699       68,067      100,000      100,000      100,000
 20     86,798      25,289       56,432      125,817       25,289       56,432      125,817      100,000      100,000      145,948
 25    125,284      23,757       78,634      220,068       23,757       78,634      220,068      100,000      100,000      235,472
 30    174,402      15,253      109,520      374,987       15,253      109,520      374,987      100,000      114,996      393,736

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

---------
      22

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 50    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $2,500 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 1
                        VALUES BASED ON MAXIMUM CHARGES

   PREMIUM               POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE                      DEATH BENEFIT
 ACCUMULATED     ------------------------------------   ------------------------------------   ------------------------------------
--------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS
YR     AT 5%     -1.39% NET   4.53% NET    10.44% NET   -1.39% NET   4.53% NET    10.44% NET   -1.39% NET   4.53% NET    10.44% NET
---  ---------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  1      2,625       1,748        1,870        1,992        1,112        1,234        1,356      100,000      100,000      100,000
  2      5,381       3,436        3,789        4,156        2,164        2,517        2,884      100,000      100,000      100,000
  3      8,275       5,059        5,753        6,506        3,787        4,481        5,234      100,000      100,000      100,000
  4     11,314       6,612        7,761        9,057        5,340        6,489        7,785      100,000      100,000      100,000
  5     14,505       8,090        9,809       11,828        6,818        8,537       10,556      100,000      100,000      100,000

  6     17,855       9,490       11,897       14,842        8,218       10,625       13,570      100,000      100,000      100,000
  7     21,373      10,807       14,022       18,124        9,789       13,005       17,107      100,000      100,000      100,000
  8     25,066      12,039       16,187       21,707       11,276       15,424       20,944      100,000      100,000      100,000
  9     28,945      13,181       18,389       25,625       12,672       17,881       25,116      100,000      100,000      100,000
 10     33,017      14,224       20,625       29,915       13,970       20,371       29,660      100,000      100,000      100,000

 15     56,644      17,586       32,156       58,813       17,586       32,156       58,813      100,000      100,000      100,000
 20     86,798      16,424       43,872      108,121       16,424       43,872      108,121      100,000      100,000      125,420
 25    125,284       6,745       55,200      188,761        6,745       55,200      188,761      100,000      100,000      201,974
 30    174,402           0       65,374      319,843            0       65,374      319,843            0      100,000      335,835

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                                                                       23-------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 50    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $2,500 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 2
                        VALUES BASED ON CURRENT CHARGES

   PREMIUM               POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE                      DEATH BENEFIT
 ACCUMULATED     ------------------------------------   ------------------------------------   ------------------------------------
--------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS
YR     AT 5%     -1.29% NET   4.63% NET    10.55% NET   -1.29% NET   4.63% NET    10.55% NET   -1.29% NET   4.63% NET    10.55% NET
---  ---------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  1      2,625       1,886        2,011        2,138        1,250        1,375        1,502      101,886      102,011      102,138
  2      5,381       3,719        4,087        4,470        2,447        2,815        3,198      103,719      104,087      104,470
  3      8,275       5,495        6,224        7,015        4,223        4,952        5,743      105,495      106,224      107,015
  4     11,314       7,210        8,421        9,786        5,938        7,149        8,514      107,210      108,421      109,786
  5     14,505       8,863       10,678       12,808        7,591        9,406       11,536      108,863      110,678      112,808

  6     17,855      10,448       12,992       16,098        9,176       11,720       14,826      110,448      112,992      116,098
  7     21,373      11,959       15,357       19,679       10,941       14,340       18,661      111,959      115,357      119,679
  8     25,066      13,394       17,775       23,579       12,631       17,012       22,815      113,394      117,775      123,579
  9     28,945      14,748       20,239       27,822       14,239       19,730       27,313      114,748      120,239      127,822
 10     33,017      16,014       22,744       32,439       15,760       22,490       32,184      116,014      122,744      132,439

 15     56,644      20,645       35,507       62,150       20,645       35,507       62,150      120,645      135,507      162,150
 20     86,798      21,356       47,341      106,431       21,356       47,341      106,431      121,356      147,341      206,431
 25    125,284      16,151       55,450      171,865       16,151       55,450      171,865      116,151      155,450      271,865
 30    174,402       3,224       56,353      269,336        3,224       56,353      269,336      103,224      156,353      369,336

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

---------
      24

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 50    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $2,500 ANNUAL PREMIUM
                             DEATH BENEFIT OPTION 2
                        VALUES BASED ON MAXIMUM CHARGES

   PREMIUM               POLICY ACCOUNT VALUE                   CASH SURRENDER VALUE                      DEATH BENEFIT
 ACCUMULATED     ------------------------------------   ------------------------------------   ------------------------------------
--------------    0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS     0% GROSS     6% GROSS    12% GROSS
YR     AT 5%     -1.39% NET   4.53% NET    10.44% NET   -1.39% NET   4.53% NET    10.44% NET   -1.39% NET   4.53% NET    10.44% NET
---  ---------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  1      2,625       1,738        1,859        1,980        1,102        1,223        1,344      101,738      101,859      101,980
  2      5,381       3,405        3,754        4,118        2,133        2,482        2,846      103,405      103,754      104,118
  3      8,275       4,995        5,679        6,421        3,723        4,407        5,149      104,995      105,679      106,421
  4     11,314       6,501        7,628        8,899        5,229        6,356        7,627      106,501      107,628      108,899
  5     14,505       7,918        9,595       11,563        6,646        8,323       10,291      107,918      109,595      111,563

  6     17,855       9,238       11,571       14,423        7,966       10,299       13,151      109,238      111,571      114,423
  7     21,373      10,456       13,550       17,493        9,438       12,532       16,476      110,456      113,550      117,493
  8     25,066      11,568       15,527       20,789       10,805       14,764       20,026      111,568      115,527      120,789
  9     28,945      12,566       17,492       24,324       12,057       16,983       23,815      112,566      117,492      124,324
 10     33,017      13,438       19,430       28,110       13,184       19,176       27,856      113,438      119,430      128,110

 15     56,644      15,442       28,104       51,178       15,442       28,104       51,178      115,442      128,104      151,178
 20     86,798      11,916       32,734       81,983       11,916       32,734       81,983      111,916      132,734      181,983
 25    125,284           0       28,068      120,697            0       28,068      120,697            0      128,068      220,697
 30    174,402           0        4,550      164,091            0        4,550      164,091            0      104,550      264,091

(1) Assumes annual premiums are paid at the beginning of each policy year.

(2) Assumes no policy loans or withdrawals are made.

(3) Zero values indicate termination of insurance coverage in the absence of additional premium payments.

THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE ACCOUNTS. THE POLICY ACCOUNT VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0.00%, 6.00%, AND 12.00% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                                                                       25-------

REQUESTING PAYMENTS AND TELEPHONE TRANSACTIONS

Requesting Payments. You must send written requests for payment (except where we authorize telephone requests) to our Home Office or give the requests to an authorized State Farm agent for forwarding to our Home Office. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. Other than the Death Benefit, which we determine as of the date of the Insured's death, we will determine the amount as of the end of the Valuation Period during which our Home Office receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

We generally will pay the Death Benefit through the State Farm Benefit Management Account-Registered Trademark-, an interest bearing checking account. We will send the State Farm Benefit Management Account-Registered Trademark-checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account-Registered Trademark-. We will pay interest on the amount in the State Farm Benefit Management
Account-Registered Trademark- from the date of the Insured's death to the date the State Farm Benefit Management Account-Registered Trademark- is closed. Neither the Federal Deposit Insurance Corporation nor any other agency insure amounts in the State Farm Benefit Management Account-Registered Trademark-.

We may delay making a payment or processing a transfer request if:

    (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which it is not reasonably practicable for the Variable Account: (A) to dispose of its securities; or (B) to determine the value of its net assets; or

    (2) the SEC by order permits postponement of payment to protect State Farm's Policy Owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender or Policy loan request for up to six months from the date we receive the request. However, we will not defer payment of a withdrawal or Policy loan requested to pay a premium due on a State Farm policy.

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized State Farm agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account because they are all forms of fixed-benefit annuities.

Telephone Transactions. You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Home Office. These include requests for transfers, withdrawals, Policy loans, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

OTHER POLICY BENEFITS AND PROVISIONS


Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account during the first two Policy Years (or the first two years after an increase in Basic


---------
      26

Amount), or, in New York, within 60 days after the effective date of a material change in the investment policy of the Variable Account. Such transfers are not counted for purposes of determining whether a transfer processing fee applies.



For Policies issued in New York, on any Policy Anniversary, you have the right to request that we exchange the Policy for a fixed paid-up whole life insurance policy. Such exchanges are not counted for purposes of determining whether a transfer processing fee applies. If Death Benefit Option 2 is in effect, we will change the death benefit option to Death Benefit Option 1. The effective date of the whole life insurance policy will be the Policy Anniversary on or next following the date we receive your request. We will transfer the entire Subaccount Policy.



Value to the Fixed Account. The Basic Account after the change will be determined by applying the Cash Surrender Value on the Policy Anniversary as a single premium at the insured's age, sex, and rate class. We will use the mortality table used to determine the maximum cost of insurance rates and the guaranteed interest rate for the Fixed Account. Any riders will be terminated. No monthly expense charge will be made. No further changes in Basic Amount, changes in death benefit option, or withdrawals will be allowed. The Fixed Policy Account Value will be reduced by the amount of any surrender charge and the Loan Amount. No further surrender charge will be applied. The Basic Amount Minimum will not apply.


Other Policy Provisions. The Policy contains provisions addressing the following matters:

    - DIVIDENDS. The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

    - INCONTESTABILITY. The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

    - LIMITED DEATH BENEFIT. The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

    - MISSTATEMENT OF AGE OR SEX. State Farm will adjust the Death Benefit if the application misstates the Insured's Age or sex.

Beneficiary. You may name the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured's lifetime by providing a written request to the Home Office. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If no Beneficiary is living when the Insured dies, we will make a one sum payment to you, if you are alive when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all Beneficiaries.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Other Changes. At any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account's operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid.

Reports to Policy Owners. State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.


Assignment and Change of Owner. You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Home Office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See "Tax Considerations", page 32. When allowed by law, you may change the Owner of the Policy by sending a written request to our Home Office while the Insured is alive and the Policy is in force. The change will take effect the date you sign the Written Request, but the change will not affect any action we have taken before we receive the Written Request. A change of Owner does not change the Beneficiary designation.


                                                                       27-------

Supplemental Benefits. The following supplemental benefits are available and you may add them to your Policy by rider. State Farm will deduct monthly charges for these benefits from your Policy Account Value as part of the Monthly Deduction (see page 11).


    - GUARANTEED INSURABILITY OPTION RIDER. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

    - DISABILITY WAIVER OF MONTHLY DEDUCTION RIDER. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.


    - ADDITIONAL INSURED RIDER. Provides level term insurance coverage for the Insured's spouse to spouse's age 80.


    - ACCIDENTAL DEATH BENEFIT RIDER. Provides additional death benefit if accidental death occurs prior to age 70.

    - CHILDREN'S TERM RIDER. Provides term life insurance on your eligible children.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized State Farm agent for further information or contact our Home Office.

STATE FARM AND THE FIXED ACCOUNT


State Farm Life and Accident Assurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm's home office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1960 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in New York and Wisconsin and is also licensed in Illinois and Connecticut. State Farm submits annual statements on its operations and finances to insurance officials in such states. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.


State Farm Directors and Officers. A board of directors manages State Farm. The following table sets forth the name and principal occupations during the past five years of each of State Farm's directors. Each person's address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

                               BOARD OF DIRECTORS


NAME AND ADDRESS   POSITION WITH STATE FARM                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-----------------  ------------------------  ---------------------------------------------------------------------------
Edward B. Rust,    Director; President;      Chairman of the Board, CEO -- State Farm Mutual Automobile Insurance
Jr.                Chairman of the Board     Company; President and CEO -- State Farm Fire and Casualty Company;
                                             President and CEO -- State Farm General Insurance Company; President --
                                             State Farm County Mutual Insurance Company of Texas; Director -- State Farm
                                             Lloyds, Inc.; Chairman of the Board, President and Treasurer -- State Farm
                                             Companies Foundation; Director -- State Farm International Services, Inc.;
                                             President and Director -- State Farm Life Insurance Company, State Farm
                                             Annuity and Life Insurance Company, State Farm Life and Accident Assurance
                                             Company, State Farm Investment Management Corp., State Farm Growth Fund,
                                             Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and
                                             State Farm Municipal Bond Fund, Inc.; President, CEO and Director -- State
                                             Farm VP Management Corp.; President, CEO and Trustee -- State Farm Variable
                                             Product Trust (1997-present)

Roger B. Tompkins  Director; Executive Vice  Director and Executive Vice President -- State Farm Life Insurance Company,
                   President                 State Farm Annuity and Life Insurance Company, and State Farm Life and
                                             Accident Assurance Company (1997-present); Vice President -- California
                                             State Farm Mutual Automobile Insurance Company, State Farm Fire and
                                             Casualty Company, State Farm General Insurance Company; Vice President and
                                             Director (1997-present), -- State Farm VP Management Corp.

Charles R. Wright  Director; Executive Vice  Director (1995-present) and Agency Vice President -- State Farm Mutual
                   President and Chief       Automobile Insurance Company; -- State Farm Fire and Casualty Company,
                   Agency and Marketing      State Farm General Insurance Company, State Farm International Services,
                   Officer                   Inc., State Farm Life Insurance Company, State Farm Annuity and Life
                                             Insurance Company, and State Farm Life and Accident Assurance Company; Vice
                                             President and Director (1997-present) -- State Farm VP Management Corp.


---------
      28

NAME AND ADDRESS   POSITION WITH STATE FARM                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-----------------  ------------------------  ---------------------------------------------------------------------------
Roger S. Joslin    Director                  Director, Senior Vice President and Treasurer -- State Farm Mutual
                                             Automobile Insurance Company; Director, Chairman of the Board and Treasurer
                                             -- State Farm Fire and Casualty Company; Director, Vice President and
                                             Treasurer -- State Farm General Insurance Company; Treasurer -- State Farm
                                             County Mutual Insurance Company of Texas; Director, Vice President and
                                             Treasurer -- State Farm Lloyds, Inc.; Assistant Treasurer State Farm
                                             Companies Foundation; Director, Vice President and Treasurer State Farm
                                             International Services, Inc., State Farm Investment Management Corp., State
                                             Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim
                                             Fund, Inc., and State Farm Municipal Bond Fund, Inc.; Director -- State
                                             Farm Life Insurance Company, State Farm Annuity and Life Insurance Company,
                                             and State Farm Life and Accident Assurance Company; Vice President,
                                             Treasurer and Director (1997-present) -- State Farm VP Management Corp.;
                                             Vice President, Treasurer and Trustee (1997-present) -- State Farm Variable
                                             Product Trust

Kurt G. Moser      Director; Senior Vice     Vice President -- Investments -- State Farm Mutual Automobile Insurance
                   President -- Investments  Company; Director and Vice President -- Investments State Farm Fire and
                                             Casualty Company, State Farm General Insurance Company, State Farm Life
                                             Insurance Company, State Farm Annuity and Life Insurance Company, and State
                                             Farm Life and Accident Assurance Company; Vice President -- Investments --
                                             State Farm County Mutual Insurance Company of Texas, State Farm Lloyds,
                                             Inc., and State Farm International Services, Inc.; Investment Officer --
                                             State Farm Indemnity Company; Underwriter -- State Farm Lloyds; Director
                                             and Senior Vice President -- State Farm Investment Management Corp.; Senior
                                             Vice President -- State Farm Growth Fund, Inc., State Farm Balanced Fund,
                                             Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund,
                                             Inc.; Director -- State Farm VP Management Corp.; Vice President -- State
                                             Farm Variable Product Trust (1997-present)

Vincent J.         Director                  Director, Vice Chairman of the Board, President and Chief Operating Officer
Trosino                                      -- State Farm Mutual Automobile Insurance Company; Director and Vice
                                             President -- State Farm Fire and Casualty Company, State Farm General
                                             Insurance Company; Director -- State Farm Lloyds, Inc.; Assistant Secretary
                                             -- State Farm Companies Foundation; Director -- State Farm International
                                             Services, Inc., State Farm Life Insurance Company, State Farm Annuity and
                                             Life Insurance Company, State Farm Life and Accident Assurance Company,
                                             State Farm Investment Management Corp.

Laura P. Sullivan  Director; Vice President  Vice President Counsel and Secretary of the Board -- State Farm Mutual
                   Counsel; and Secretary    Automobile Insurance Company, State Farm Fire and Casualty Company;
                                             Director Vice President Counsel and Secretary of the Board -- State Farm
                                             General Insurance Company; Assistant Secretary Treasurer -- State Farm
                                             County Mutual Insurance Company of Texas; Director and Assistant Secretary
                                             -- State Farm Indemnity Company; Director, Vice President Secretary --
                                             State Farm Companies Foundation; Assistant Secretary -- State Farm
                                             International Services, Inc.; Vice President Counsel and Secretary of the
                                             Board -- State Farm Life Insurance Company, State Farm Annuity and Life
                                             Insurance Company, State Farm Life and Accident Insurance Company

Roger J. Lehman    Director                  Director -- State Farm General Insurance Company (1990-1997), State Farm
                                             Fire and Casualty Company (1992-1995), State Farm Life and Accident
                                             Assurance Company (1992-present); Vice President -- State Farm Mutual
                                             Automobile Insurance Company, State Farm Fire and Casualty Company, and
                                             State Farm General Insurance Company (1987-1994)


                                                                       29-------

The following table sets forth the names and principal occupations during the past five years of the senior officers of State Farm (other than officers listed above who are members of State Farm's Board of Directors). Each person's address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

                                SENIOR OFFICERS


                         POSITION WITH STATE
   NAME AND ADDRESS              FARM                          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------  ----------------------  -------------------------------------------------------------------------
Nancy A. Behrens        Vice President --Life   Vice President -- Life Process Support (1999-present), Actuary
                        Process Support         (1996-1998), -- Management Assistant (prior to 1996) State Farm Life and
                                                Accident Assurance Company, State Farm Life Insurance Company

Kim M. Brunner          Senior Vice President   Vice President and General Counsel (1/99-present) -- and Vice President
                        and General Counsel     and Regulatory General Counsel (1997-1998) -- State Farm General
                                                Insurance Company; Vice President and General Counsel (9/98-present) --
                                                State Farm Life and Accident Assurance Company, State Farm Annuity and
                                                Life Insurance Company; Senior Vice President and General Counsel
                                                (9/98-present) -- Vice President and Regulatory General Counsel
                                                (1997-9/98) -- and Vice President-Counsel (1993-1997) -- State Farm
                                                Mutual Automobile Insurance Company; Vice President and General Counsel
                                                (1998-present), -- Vice President and Regulatory General Counsel
                                                (9/98-present) -- State Farm Fire and Casualty Company

James G. Fisher         Vice President --       Vice President -- Operations (1995 - present) -- State Farm Life
                        Operations              Insurance Company; Executive Assistant (1994 - 1995), and Agency Director
                                                (1988 - 1994) -- State Farm Insurance Companies

Danny L. Scott, M.D.    Vice President and      Vice President and Medical Director -- State Farm Life Insurance Company,
                        Medical Director        State Farm Annuity and Life Insurance Company, and State Farm Life and
                                                Accident Assurance Company

Dale R. Egeberg         Vice President and      Vice President and Controller -- Life -- State Farm Life Insurance
                        Controller -- Life      Company, State Farm Annuity and Life Insurance Company, and State Farm
                                                Life and Accident Assurance Company (1997 - present); -- Controller State
                                                Farm Life Insurance Company, State Farm Annuity and Life Insurance
                                                Company, and State Farm Life and Accident Assurance Company (through
                                                1997)

Darrell W. Beernink     Vice President and      Vice President and Actuary -- Health -- State Farm Mutual Automobile
                        Actuary                 Insurance Company; Director, Vice President and Actuary -- State Farm
                                                Life Insurance Company; Vice President and Actuary -- State Farm Annuity
                                                and Life Insurance Company, and State Farm Life and Accident Assurance
                                                Company

Terry L. Huff           Vice President --       Vice President -- Advanced Products (1998 - present), -- Assistant Vice
                        Advanced Products       President (1997-1998), and Actuary (prior to 1997) -- State Farm Life
                                                Insurance Company, State Farm Annuity and Life Insurance Company, and
                                                State Farm Life and Accident Assurance Company

Max E. McPeek           Vice President --       Vice President -- Compliance (1998 - present), -- Assistant Vice
                        Compliance              President -- Compliance (1997-1998), Assistant Vice President (prior to
                                                1997) -- State Farm Life Insurance Company, State Farm Annuity and Life
                                                Insurance Company, and State Farm Life and Accident Assurance Company


---------
      30

National Union Fire Insurance Company has issued a fidelity bond in the amount of $5 million covering State Farm's directors, officers and employees.

State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account's assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

THE VARIABLE ACCOUNT AND THE TRUST

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.


The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life and Accident Assurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.


The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Trust. State Farm Investment Management Corp. ("SFIM"), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. Please see the accompanying prospectus for the Trust for more information concerning the investment adviser and investment sub-adviser.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send Owners voting instruction material, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one

                                                                       31-------
or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the "IRS") may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard risk class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), and it is not clear whether such a Policy would satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Policy Account Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. State Farm believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. State Farm will monitor the Policies, however, and will attempt to notify an Owner on a timely basis if it believes that such Owner's Policy is in jeopardy of becoming a Modified Endowment Contract.

---------
      32

Distributions from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions, including distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at that time. "Total investment in the Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions, minus any credited dividends.

    (2) Loans taken from or secured by (e.g., by assignment), such a Policy are treated as distributions and taxed accordingly.

    (3) A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

Distributions from Policies that are not Modified Endowment
Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.


Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

ADDITIONAL INFORMATION


Sale of the Policies. State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life and Accident Assurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states.


                                                                       33-------

The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

Commissions are payable to the broker-dealer under two alternative commission schedules, depending on which schedule is elected by the registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3 of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses or expense reimbursements.

Other Information. State Farm has filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees. The omitted information is also available at the SEC's Internet site (http://www.sec.gov).

Insurance Marketplace Standards Association. State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Preparing for Year 2000. Like all financial services providers, State Farm, in administering the Policies, utilizes systems that may be affected by Year 2000 transition issues and relies on service providers that also may be affected. State Farm has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. We are unable to predict the outcome of these efforts; however, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects with respect to their Policies as a result of Year 2000 transition implementation. Business application systems and external interfaces will be tested, prioritized and remediated as necessary to provide continuous, uninterrupted service. Our target date for completion is June, 1999 or earlier for most activities, but there can be no assurance that State Farm will be successful, or that interaction with other service providers will not impact State Farm's services at that time.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Legal Matters. The legal matters in connection with the Policy described in this prospectus have been passed on by Kim M. Brunner, the Senior Vice President and General Counsel of State Farm. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on matters relating to the federal securities laws.

Relationships with the Companies that Maintain the Benchmark Indices.

Standard & Poor's

Standard & Poor's-Registered Trademark-, S&P-Registered Trademark-, S&P 500-Registered Trademark-, Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

---------
      34

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY STATE FARM, THE TRUST, OWNERS OF THE PRODUCT AND FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Frank Russell Company

1) The Russell 2000-Registered Trademark- Index is a trademark/service mark of the Frank Russell Company. Russell-TM- is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2) Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

3) Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Morgan Stanley & Co. Incorporated

The Morgan Stanley Capital International Europe, Australia, and Far East Free (EAFE-Registered Trademark- Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly or the ability of the Morgan Stanley Capital International EAFE Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Fund. Morgan Stanley has no obligation to take the needs of the issuer of this Fund or the owners of this Fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Fund to be issued or in the determination or calculation of the equation by which this Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Fund in connection with the administration, marketing or trading of this Fund. ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND /OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY

                                                                       35-------

EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


Experts. The statutory basis statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 1998 and 1997, and the related statutory basis statements of operations and changes in capital and surplus, and cash flows for the years then ended, appearing in this prospectus have been audited by PricewaterhouseCoopers LLP, independent accountants, with offices in Chicago, Illinois, whose report thereon is set forth elsewhere herein, and are included in reliance upon the authority of such firm as experts in accounting and auditing. As stated in their report, State Farm prepared these financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from generally accepted accounting principles (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of State Farm in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting. Actuarial matters included in this prospectus have been examined by Gerry Brogla, F.S.A., Actuary of State Farm, whose opinion is filed as an exhibit to the registration statement.



Financial Statements. The audited statutory basis statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 1998 and 1997, and the related statutory basis statements of operations and changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants, appear in Appendix B. The financial statements of State Farm should be considered only as bearing on our ability to meet our obligations under the Policies. THEY SHOULD NOT BE CONSIDERED AS BEARING ON THE INVESTMENT PERFORMANCE OF THE ASSETS HELD IN THE VARIABLE ACCOUNT.



The unaudited GAAP basis statements of assets, liabilities and owners' equity of the Variable Account as of December 31, 1998, and the related statement of operations and changes in owners' equity for the period then ended also appear in Appendix B.


---------
      36

                                   APPENDIX A
                          EXAMPLE OF SURRENDER CHARGES

                                                        POLICY ISSUED TO MALE AGE
                          POLICY ISSUED TO MALE AGE 35              50
                          ----------------------------  --------------------------

                                            $50,000
                                           INCREASE                     $50,000
                                           IN BASIC                    INCREASE
                                            AMOUNT,                    IN BASIC
       BEGINNING                            POLICY       $100,000       AMOUNT,
------------------------    $100,000     BEGINNING OF     INITIAL    BEGINNING OF
  POLICY       POLICY        INITIAL     YEAR 16 (AGE      BASIC     YEAR 16 (AGE
   YEAR         MONTH     BASIC AMOUNT        50)         AMOUNT          65)
-----------  -----------  -------------  -------------  -----------  -------------
         1            1     $   21.50*     $    0.00     $   53.00*    $    0.00
         1            6        129.00           0.00        318.00          0.00
         1           12        258.00           0.00        636.00          0.00
         2            6        387.00           0.00        954.00          0.00
         2           12        516.00           0.00      1,272.00          0.00
         3            1        516.00           0.00      1,272.00          0.00
         4            1        516.00           0.00      1,272.00          0.00
         5            1        516.00           0.00      1,272.00          0.00
         6            1        516.00           0.00      1,272.00          0.00
         7            1        412.80           0.00      1,017.60          0.00
         8            1        309.60           0.00        763.20          0.00
         9            1        206.40           0.00        508.80          0.00
        10            1        103.20           0.00        254.40          0.00
        11            1          0.00           0.00          0.00          0.00
        12            1          0.00           0.00          0.00          0.00
        13            1          0.00           0.00          0.00          0.00
        14            1          0.00           0.00          0.00          0.00
        15            1          0.00           0.00          0.00          0.00
        16            1          0.00          26.50*         0.00         40.42*
        16            6          0.00         159.00          0.00        242.50
        16           12          0.00         318.00          0.00        485.00
        17            6          0.00         477.00          0.00        727.50
        17           12          0.00         636.00          0.00        970.00
        18            1          0.00         636.00          0.00        970.00
        19            1          0.00         636.00          0.00        970.00
        20            1          0.00         636.00          0.00        970.00
        21            1          0.00         636.00          0.00        970.00
        22            1          0.00         508.80          0.00        776.00
        23            1          0.00         381.60          0.00        582.00
        24            1          0.00         254.40          0.00        388.00
        25            1          0.00         127.20          0.00        194.00
        26            1          0.00           0.00          0.00          0.00

------------------------------

* In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

                                                                       37-------

                 (This page has been left blank intentionally.)



---------

                                   APPENDIX B


                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL
                         AUTOMOBILE INSURANCE COMPANY)


          REPORT ON AUDITS OF FINANCIAL STATEMENTS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
             REPORT ON FINANCIAL STATEMENTS GAAP BASIS (UNAUDITED)
  FOR THE PERIOD DECEMBER 9, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
                                      1998


                                                                       39-------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
State Farm Life and Accident Assurance Company
Bloomington, Illinois

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 1998 and 1997, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows, for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2, these financial statements were prepared by the Company in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory-basis), which practices differ from generally accepted accounting principles. When statutory-basis financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditor's report on them state whether they are presented fairly in conformity with generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter referred to in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of State Farm Life and Accident Assurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended.

Also, in our opinion, the financial statements audited by us present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

                                     [PRICEWATERHOUSECOOPERS LLP]

February 16, 1999

                                                                       1 -------

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
  STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS -- STATUTORY
                                     BASIS
                        AS OF DECEMBER 31, 1998 AND 1997

                                                                                                    1998              1997
                                                                                               ---------------   ---------------
                                                        ADMITTED ASSETS
Bonds:
  United States government                                                                     $   244,471,277   $   255,888,160
  Other governmental units                                                                          57,164,370        53,772,072
  Public utility                                                                                   128,026,646       123,669,069
  Industrial and other                                                                             306,202,747       229,795,080
                                                                                               ---------------   ---------------
                                                                                                   735,865,040       663,124,381
                                                                                               ---------------   ---------------
Mortgage loans                                                                                              --           434,956
                                                                                               ---------------   ---------------
Policy loans                                                                                        60,525,969        55,227,567
Cash                                                                                                   861,505          (225,037)
Short-term investments                                                                              12,055,757        32,123,095
Accounts receivable -- investment sales                                                                  1,600                --
                                                                                               ---------------   ---------------
                                                                                                    73,444,831        87,125,625
                                                                                               ---------------   ---------------
Total cash and invested assets                                                                     809,309,871       750,684,962

Federal income taxes recoverable                                                                         7,861             6,401
Premiums deferred and uncollected                                                                    2,649,754         2,800,161
Investment income due and accrued                                                                   14,716,046        13,378,335
Other assets                                                                                           453,895           523,555
Assets held in separate accounts                                                                     1,343,832                --
                                                                                               ---------------   ---------------
Total admitted assets                                                                          $   828,481,259   $   767,393,414
                                                                                               ---------------   ---------------
                                                                                               ---------------   ---------------

                                                          LIABILITIES
Aggregate reserves for life polices and contracts                                              $   557,185,493   $   522,598,055
Supplementary contracts without life contingencies                                                  18,433,678        15,886,447
Policy and contract claims                                                                           4,408,668         3,192,384
Policyholders' dividend accumulations                                                               50,208,442        44,984,808
Dividends to policyholders payable in the following year                                            19,418,940        18,337,390
Advance premiums, deposits and other policy and contract liabilities                                11,586,303        11,547,853
Interest maintenance reserve                                                                         2,757,104         2,971,290
Commissions payable                                                                                    224,998           307,194
Other liabilities                                                                                   14,673,907         6,131,527
Liabilities related to separate accounts                                                             1,324,003                --
Federal income taxes due or accrued                                                                     28,502            28,502
Federal income taxes (payable to affiliates)                                                         5,394,936         2,005,289
Asset valuation reserve                                                                              1,644,174         1,499,234
                                                                                               ---------------   ---------------
Total liabilities                                                                                  687,289,148       629,489,973
                                                                                               ---------------   ---------------

                                                      CAPITAL AND SURPLUS

Common stock, $100 par value; 10,000 shares authorized, issued and outstanding                       1,000,000         1,000,000
Paid-in surplus                                                                                      2,000,000         2,000,000
Group contingency life reserve                                                                          94,076           115,796
Unassigned surplus                                                                                 138,098,035       134,787,645
                                                                                               ---------------   ---------------
Total capital and surplus                                                                          141,192,111       137,903,441
                                                                                               ---------------   ---------------
Total liabilities, capital and surplus                                                         $   828,481,259   $   767,393,414
                                                                                               ---------------   ---------------
                                                                                               ---------------   ---------------

    The accompanying notes are an integral part of the financial statements.

---------
       2

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)

                   STATEMENT OF OPERATIONS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                                   1998              1997
                                                                                              ---------------   ---------------
Income:
  Premiums and annuity considerations                                                         $    92,257,039   $    87,937,701
  Net investment income                                                                            55,110,410        52,128,562
  Considerations for supplementary contracts and dividend accumulations                            13,582,991        12,926,962
  Other                                                                                               229,795           244,648
                                                                                              ---------------   ---------------
                                                                                                  161,180,235       153,237,873
                                                                                              ---------------   ---------------
Benefits and other expenses:
  Death benefits                                                                                   14,386,654        11,774,735
  Surrender benefits and other fund withdrawals                                                    24,877,721        23,964,018
  Other benefits and claims                                                                         4,935,106         4,384,724
  Payments on supplementary contracts and dividend accumulations                                   11,194,520        11,472,593
  Net transfers to (from) separate accounts                                                         1,222,986                --
  Increase in policy and contract reserves                                                         41,809,279        41,087,000
  Commissions                                                                                       6,146,782         6,412,280
  General insurance expenses                                                                       16,670,096        14,020,365
  Taxes, licenses and fees                                                                          1,398,500         2,259,658
                                                                                              ---------------   ---------------
                                                                                                  122,641,644       115,375,373
                                                                                              ---------------   ---------------
Net gain from operations before dividends to policyholders and federal income taxes                38,538,591        37,862,500
Dividends to policyholders                                                                         18,992,099        17,978,550
                                                                                              ---------------   ---------------
Net gain from operations before federal income taxes                                               19,546,492        19,883,950
Federal income taxes incurred (excluding capital gains)                                             8,597,590         9,074,127
                                                                                              ---------------   ---------------
Net gain from operations before net realized capital gains                                         10,948,902        10,809,823
Net realized capital gains or (losses) less capital gains tax of $76,138 and $20,934
  (excluding $44,687 and ($10,323) transferred to the IMR)                                            (52,078)          (26,493)
                                                                                              ---------------   ---------------
Net income                                                                                    $    10,896,824   $    10,783,330
                                                                                              ---------------   ---------------
                                                                                              ---------------   ---------------

    The accompanying notes are an integral part of the financial statements.

                                                                       3 -------

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                                   1998              1997
                                                                                              ---------------   ---------------
Common stock:
  Balance at beginning and end of year                                                        $     1,000,000   $     1,000,000
                                                                                              ---------------   ---------------
Paid in surplus:
  Balance at beginning and end of year                                                              2,000,000         2,000,000
                                                                                              ---------------   ---------------
Group contingency life reserve:
  Balance at beginning of year                                                                        115,796           112,574
  Transfer from unassigned surplus                                                                    (21,720)            3,222
                                                                                              ---------------   ---------------
  Balance at end of year                                                                               94,076           115,796
                                                                                              ---------------   ---------------
Unassigned surplus:
  Balance at beginning of year                                                                    134,787,645       122,841,516
  Net income                                                                                       10,896,824        10,783,330
  Net unrealized capital gains (losses)                                                                   656              (682)
  Surplus (contributed to) withdrawn from separate accounts                                           (20,000)               --
  Other changes in surplus in separate accounts statement                                              64,936                --
  Change in nonadmitted assets                                                                         66,110          (130,312)
  Change in asset valuation reserve                                                                  (144,939)        1,913,974
  Change in group contingency life reserve                                                             21,720            (3,222)
  Increase in reserves on account of change in valuation basis                                       (574,917)         (616,959)
  Establishment of provision for class action settlement amounts                                   (7,000,000)               --
                                                                                              ---------------   ---------------
  Balance at end of year                                                                          138,098,035       134,787,645
                                                                                              ---------------   ---------------
Total capital and surplus                                                                     $   141,192,111   $   137,903,441
                                                                                              ---------------   ---------------
                                                                                              ---------------   ---------------

    The accompanying notes are an integral part of the financial statements.

---------
       4

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                                   1998              1997
                                                                                              ---------------   ---------------
Cash from operations:
  Premiums and annuity considerations                                                         $    92,693,765   $    88,923,871
  Other premiums, considerations and deposits, allowances and reserve adjustments and other
   income                                                                                          13,592,046        12,928,398
  Investment income received (excluding realized gains/losses and net of investment
   expenses)                                                                                       55,020,894        52,713,874
  Life and accident and health benefits paid                                                      (13,991,124)      (12,615,700)
  Surrender benefits and other fund withdrawals paid                                              (24,877,721)      (23,964,018)
  Other benefits to policyholders paid                                                            (15,396,683)      (15,554,952)
  Commissions, other expenses and taxes paid (excluding federal income taxes)                     (24,172,667)      (21,432,911)
  Dividends to policyholders paid                                                                 (17,910,549)      (16,796,472)
  Federal income taxes paid (excluding tax on capital gains)                                       (5,264,609)       (8,818,190)
  Net transfers from separate accounts                                                             (1,290,766)               --
                                                                                              ---------------   ---------------
Net cash from operations                                                                           58,402,586        55,383,900
                                                                                              ---------------   ---------------
Cash from investments:
  Proceeds from investments sold, matured or repaid:
    Bonds                                                                                          36,841,736        43,467,042
    Stocks and mortgage loans                                                                         439,289           453,109
    Net loss on cash and short-term investments                                                            --                --
                                                                                              ---------------   ---------------
Total investment proceeds                                                                          37,281,025        43,920,151
Tax on capital gains                                                                                   20,932            41,271
                                                                                              ---------------   ---------------
Total cash from investments                                                                        37,260,093        43,878,880
                                                                                              ---------------   ---------------
Cost of investments acquired (long term only):
  Bonds                                                                                           110,764,003        86,260,215
  Miscellaneous applications                                                                            1,600                --
                                                                                              ---------------   ---------------
Total investments acquired                                                                        110,765,603        86,260,215
                                                                                              ---------------   ---------------
Increase in policy loans and premium notes                                                          5,297,748         4,608,746
                                                                                              ---------------   ---------------
Net cash from investments                                                                         (78,803,258)      (46,990,081)
                                                                                              ---------------   ---------------
Cash from financing and miscellaneous sources:
  Other cash provided                                                                               1,867,183           640,478
  Other applications (net)                                                                           (447,307)         (842,530)
                                                                                              ---------------   ---------------
Net cash from financing and miscellaneous sources                                                   1,419,876          (202,052)
                                                                                              ---------------   ---------------
Net change in cash and short-term investments                                                     (18,980,796)        8,191,767
Cash and short-term investments, beginning of year                                                 31,898,058        23,706,291
                                                                                              ---------------   ---------------
Cash and short-term investments, end of year                                                  $    12,917,262   $    31,898,058
                                                                                              ---------------   ---------------
                                                                                              ---------------   ---------------

    The accompanying notes are an integral part of the financial statements.

                                                                       5 -------

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

1. NATURE OF BUSINESS OPERATIONS

State Farm Life and Accident Assurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in four states and primarily markets individual life and annuity products through an independent contractor agency force. The Company's individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts, which together account for approximately 88% of premium revenue. Individual annuity products including variable annuity contracts account for an additional 12%. The Company also writes small amounts of group credit life and employee group life.

2. SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

The accompanying financial statements have been prepared on a statutory basis in accordance, in all material respects, with accounting practices prescribed in the National Association of Insurance Commissioners (NAIC) Annual Statement Instructions and Accounting Practices and Procedures manuals, as well as state laws, regulations, and general administrative rules. Statutory basis accounting also permits the use of accounting practices which differ from those prescribed in the sources referred to above, when such practices are approved by the insurance department of the insurer's state of domicile. State Farm Life and Accident Assurance Company has used no such permitted accounting practices in the preparation of these financial statements that would be deemed to have a material effect on the determination of its financial position as of December 31, 1998 and 1997, or the results of its operations for the years then ended.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Significant accounting practices include:

A. INVESTMENTS

Bonds are stated at values prescribed by the NAIC. In general, bonds are stated at amortized cost. Under GAAP, debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of surplus.

Prepayment assumptions for loan-backed bonds are internal estimates based on historical prepayment patterns. Prepayment assumptions for structured securities are based on estimates from various data reporting services. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all securities.

Mortgage loans on real estate, all of which are first liens, are carried at the aggregate unpaid principal balances.

Policy loans are stated at the aggregate of unpaid loan balances which are not in excess of cash surrender values of related policies.

Short-term investments are stated at cost which approximates market.

Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are determined on the basis of specific identification. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus.

B. PREMIUMS DEFERRED AND UNCOLLECTED

Premiums deferred and uncollected represent modal premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C. AGGREGATE RESERVES FOR LIFE POLICIES AND CONTRACTS

Policy reserves on life insurance are based on statutory mortality and interest requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging from 3% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging from 3% to 7%. GAAP reserves are based on mortality, lapse, withdrawal and interest rates that are based on Company experience.

---------
       6

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

D. POLICYHOLDERS' DIVIDENDS

All of the Company's life insurance business is written on the participating basis. Policyholders' dividends are determined annually by the Board of Directors. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits.

E. FEDERAL INCOME TAXES

The Company's federal income tax return is consolidated with SFMAIC and its affiliates.

The consolidated federal income tax liability is apportioned to each entity in accordance with a written agreement. The allocation is based upon separate return calculations with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within sixty (60) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within sixty (60) days of payment of the tax due.

The Company's provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and is based on income which is currently taxable. Under GAAP, deferred federal income taxes would be provided for temporary differences between the tax basis and financial statement basis of assets and liabilities.

F. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Pension Plan

The Company and affiliated insurers sponsor a defined benefit plan covering substantially all of its employees.

The Company's funding policy is to contribute (1) at least the current service cost on a current basis and to fund any unfunded liabilities over the appropriate period and (2) not more than the maximum amount that may be deducted for federal income tax purposes.

Contributions are allocated among participating companies based on ratios of annual compensation rates.

Under GAAP, periodic net pension expense would be based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses rather than the funding policy.

Other Postretirement Benefits

The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to those already eligible or retired post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

GAAP accounting for postretirement benefits requires an additional accrual for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees and their dependents.

G. INTEREST MAINTENANCE RESERVE AND ASSET VALUATION RESERVE

Interest Maintenance Reserve (IMR) -- Realized capital gains and losses, due to interest rate fluctuations, net of tax on short-term and long-term fixed income investments are applied in this calculation. These gains and losses are amortized into income over the approximate remaining life of the investment sold. The IMR is not calculated under GAAP.

Asset Valuation Reserve (AVR) -- Realized gains and losses due to credit risk fluctuations and unrealized gains and losses on applicable invested assets are reflected in the calculation of this reserve. Changes in the AVR are charged or credited directly to unassigned surplus and include no voluntary contributions in 1998 or 1997. The AVR is not calculated under GAAP.

H. SEPARATE ACCOUNTS

The Company issues individual variable universal life and annuity contracts. Deposits received in connection with these contracts are placed in the Company's separate accounts and general accounts within certain limits.

A separate account is an accounting entity segregated as a discrete operation within an insurance company. Assets held in

                                                                       7 -------

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds which are managed either by the Company or by an outside manager.

Separate account assets are reported at market value and liabilities are recorded at amounts equal to assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.

I. RECOGNITION OF PREMIUMS AND ANNUITY CONSIDERATIONS AND RELATED EXPENSES

Premiums and annuity considerations are recognized over the premium paying period of the policies, whereas acquisition costs such as commissions and other costs related to new business are expensed as incurred. For investment contracts (those without mortality risk, such as immediate annuities with benefits paid for a period certain) and contracts that permit the insured to change the amount and timing of premium payments (such as universal life products), deposits are recorded as revenue when received. Under GAAP, the deposits are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

J. NONADMITTED ASSETS

Certain assets designated as "nonadmitted" assets aggregating $241,007 and $307,116 at December 31, 1998 and 1997, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. GAAP would recognize such assets at the lower of cost or net realizable value.

The discussion above highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined but is presumed to be material.

3. BONDS AND OTHER DEBT SECURITIES
The amortized cost and estimated market values of investments in debt securities are as follows (in thousands):

                                                                      DECEMBER 31, 1998
                                                    ------------------------------------------------------
                                                                      GROSS        GROSS
                                                     AMORTIZED     UNREALIZED    UNREALIZED    ESTIMATED
                                                        COST          GAINS        LOSSES     MARKET VALUE
                                                    ------------   -----------   ----------   ------------

U.S. treasury securities and obligations of U.S.
  government corporations and agencies              $   302,292    $   31,174     $    (2)    $   333,464

Obligations of states and political subdivisions          2,799           100                       2,899

Corporate securities                                    442,830        22,436        (311)        464,955
                                                    ------------   -----------      -----     ------------

    Total                                           $   747,921    $   53,710     $  (313)    $   801,318
                                                    ------------   -----------      -----     ------------
                                                    ------------   -----------      -----     ------------

                                                                      DECEMBER 31, 1997
                                                    ------------------------------------------------------
                                                                      GROSS        GROSS
                                                     AMORTIZED     UNREALIZED    UNREALIZED    ESTIMATED
                                                        COST          GAINS        LOSSES     MARKET VALUE
                                                    ------------   -----------   ----------   ------------

U.S. treasury securities and obligations of U.S.
  government corporations and agencies              $   309,843    $   25,904     $   (136)   $   335,611

Obligations of states and political subdivisions          2,799            96           --          2,895

Corporate securities                                    382,605        11,423         (739)       393,289
                                                    ------------   -----------       -----    ------------

    Total                                           $   695,247    $   37,423     $   (875)   $   731,795
                                                    ------------   -----------       -----    ------------
                                                    ------------   -----------       -----    ------------

---------
       8

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

The amortized cost and estimated market value of debt securities, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                         DECEMBER 31, 1998
                                                    ---------------------------
                                                     AMORTIZED      ESTIMATED
                                                        COST       MARKET VALUE
                                                    ------------   ------------

Due in one year or less                             $    52,383    $    55,997

Due after one year through five years                   365,591        393,530

Due after five years through ten years                  277,287        296,031

Due after ten years                                      52,660         55,760
                                                    ------------   ------------

    Total                                           $   747,921    $   801,318
                                                    ------------   ------------
                                                    ------------   ------------

Gross proceeds and realized gains and losses on bonds sold at the discretion of the Company for the year ended December 31, were (in thousands):

                                                        1998          1997
                                                       -----          -----

Proceeds                                            $        --    $     4,819

Gross gains                                                  --             --

Gross losses                                                 --           (162)

At December 31, 1998, bonds carried at amortized cost of $1,597,026 were on deposit with regulatory authorities.

4. NET INVESTMENT INCOME

The components of net investment income earned by type of investment for the years ended December 31, 1998 and 1997, were as follows (in thousands):

                                                       1998          1997
                                                    -----------   -----------

Bonds                                               $    50,351   $    47,316

Short-term investments                                    1,349         1,576

Policy loans                                              3,706         3,449

Mortgage loans                                                3            50

Other                                                        --             3
                                                    -----------   -----------

Gross investment income                                  55,409        52,394

Investment (expenses)                                      (299)         (265)
                                                    -----------   -----------

Net investment income                               $    55,110   $    52,129
                                                    -----------   -----------
                                                    -----------   -----------

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds and Short-Term Investments

Fair values for issues traded on public exchanges are based on the market price in such exchanges at year end. For issues that are not traded on public exchanges, fair values were estimated based on market comparables or internal analysis.

Mortgage Loans

Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Separate Accounts

The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.

Cash

The carrying amount is a reasonable estimate of fair value.

Deferred Annuities

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end.

Advance Premiums

Fair values were approximated by the amount due to the policyholder as if the policy was surrendered at year end.

Settlement Options Without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

                                                                       9 -------

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

The estimated fair values and statement values of the Company's financial instruments at December 31, 1998 and 1997 are as follows (in thousands):

                                                               1998                          1997
                                                    ---------------------------   ---------------------------
                                                        FAIR        STATEMENT                     STATEMENT
                                                       VALUE          VALUE        FAIR VALUE       VALUE
                                                    ------------   ------------   ------------   ------------

Financial assets:

  Bonds                                             $    789,262   $   735,865    $    699,684   $   663,124

    Bond reserves                                             --         1,618              --         1,407
                                                    ------------   ------------   ------------   ------------

                                                    $    789,262   $   734,247    $    699,684   $   661,717
                                                    ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------

  Mortgage loans                                    $         --   $        --    $        450   $       435

  Mortgage loan reserves                                      --            --              --             5
                                                    ------------   ------------   ------------   ------------

                                                    $         --   $        --    $        450   $       430
                                                    ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------

  Cash                                              $        862   $       862    $       (225)  $      (225)
                                                    ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------

Short-term investments:                             $     12,056   $    12,056    $     32,111   $    32,123

  Short-term reserves                                         --            25              --            87
                                                    ------------   ------------   ------------   ------------

                                                    $     12,056   $    12,031    $     32,111   $    32,036
                                                    ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------

  Separate Accounts                                 $      1,344   $     1,344    $         --   $        --
                                                    ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------

Financial liabilities:

  Deferred annuity reserves                         $    123,768   $   125,022    $    127,986   $   127,654

  Advance premiums                                         1,932         1,949           2,294         2,315

  Settlement options without life contingencies           18,434        18,434          15,886        15,886

  Separate Accounts                                        1,324         1,324              --            --

---------
      10

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

6. FEDERAL INCOME TAXES

The difference between the Company's effective income tax rate and the statutory rate for both 1998 and 1997 is primarily due to non-deductible policyholder dividends, unamortized deferred acquisition costs and tax reserves.

The examinations of the Company's federal income tax returns through 1986 have been closed by the Internal Revenue Service. Returns for 1987, 1988, 1989 and 1990 have been examined. Although a few issues remain open, no open issue would have a material effect on surplus. Returns for 1991, 1992 and 1993 are currently under examination. Although the audit is still in progress at this time, there have been no individual issues or issues in the aggregate raised that would require adjustments which would have a material effect on surplus.

7. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

A. PENSION PLANS

The pension cost allocated to the Company amounted to $0 in both 1998 and 1997. A comparison of accumulated plan benefits, determined in accordance with Statement of Financial Accounting Standards No. 35, and plan net assets for the non-contributory defined benefit pension plan of the Company and its parent and other affiliates as of August 31, (the most recent actuarial valuation date) is presented below (in thousands):

                                                       1998          1997
                                                    -----------   -----------

Actuarial present value of accumulated plan benefits:

  Vested                                            $ 3,214,144   $ 2,857,267

  Nonvested                                              62,938        59,984
                                                    -----------   -----------

                                                    $ 3,277,082   $ 2,917,251
                                                    -----------   -----------
                                                    -----------   -----------

Net assets available for benefits                   $ 6,862,052   $ 6,611,785
                                                    -----------   -----------
                                                    -----------   -----------

Benefits paid amounted to $141,934,614 and $116,085,398 in 1998 and 1997, respectively. The assumed rate of return on plan assets used in determining the actuarial present value of vested and nonvested accumulated plan benefits was 7% for both 1998 and 1997. In addition, the discount rate was 7% for both 1998 and 1997. The rate of compensation increases ranged from 5.5% to 12.8% in 1998 and 1997 and varies by the attained age of the employee.

The Company elected to change its plan year to a calendar year beginning January 1, 1999.

The Company participates with its affiliates in a qualified defined contribution plan. Contributions recorded for the years ended December 31, 1998 and 1997, were $162,710 and $71,088, respectively. Benefits, generally available upon retirement, are paid from net assets available for plan benefits.

B. OTHER POSTRETIREMENT BENEFITS

The Company's share of the net post-career benefit cost for the year ended December 31, 1998, was $352,911 and included paid benefits, the expected cost of the potential health care and life insurance benefits for newly eligible post-career associates, interest cost and amortization of the transition obligation.

At December 31, 1998 and 1997 respectively, the Company's share of the recorded unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $1,260,752 and $985,543. The Company's share of the remaining transition obligation for these potential benefits was $792,161 and $807,171 at December 31, 1998 and 1997, respectively, which is being amortized over 20 years, beginning in 1993. The Company's share of unrecognized net (gains) or losses, resulting from experience different from that assumed and/or changes in actuarial assumptions, was $(60,967) at December 31, 1998. The Company's share of the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible employees, agents, and their qualifying dependents at January 1, 1998, was $2,864,477, which is not accrued in these financial statements. At January 1, 1998 and 1997, the discount rate used in determining the accumulated post-career benefit obligation attributable to these potential benefits was 6.5% and 7%, respectively, and the 1998 health care cost trend rate is 10% for the first year, graded to 6% over the following five years.

The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the Company's share of the post-career benefit obligation attributable to the potential health care insurance benefits for post-career associates by $153,061 as of January 1, 1998, and the estimated eligibility and interest cost components of the net periodic post-career benefit cost for 1998 by $26,433.

The Company participates with its affiliates in an unfunded deferred compensation plan for highly compensated employees

                                                                       11-------

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS and independent contractor agents. As the Company currently has no participants in this plan, there was no liability established for 1998 or 1997.

8. OTHER RELATED PARTY TRANSACTIONS

The Company, its parent, and its affiliates share certain administrative, occupancy and marketing expenses. Such expenses are allocated to the Company based on time and usage studies and totaled approximately $11,738,367 and $8,762,970 in 1998 and 1997, respectively.

At December 31, 1998 and 1997, total amounts owed to the parent company, exclusive of federal income taxes, were approximately $2,571,904 and $1,800,341, respectively. Total amounts owed to affiliates were approximately $5,551 and $5,397 at December 31, 1998 and 1997, respectively.

9. CONTINGENT LIABILITIES

On August 28, 1998, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a class action lawsuit involving alleged misleading life insurance sales practices in connection with the Company's sale of traditional and universal life insurance policies in the United States from 1982 through 1997. The Company denies the allegations in this lawsuit but has entered into a settlement in order to limit additional expense and burden upon operations. The proposed settlement received court approval in a fairness hearing concluded on February 11, 1999.

Pursuant to the terms of this proposed settlement, the Company has agreed to provide policyowners in the class with options that include policy enhancement, the right to purchase an enhanced value policy or enhanced value annuity and a claim review process. While it is not possible to predict with certainty the ultimate dollar amount that would be paid or credited to current and former policyholders under the term of this proposed settlement, the Company has elected to record, on an estimated basis, a liability for such amount in the December 31, 1998 financial statements. Also included in this liability is an amount for estimated legal and administrative costs which will be incurred in connection with the settlement. An amount of $7,000,000 has been included in the liabilities of the Company as of December 31, 1998 for such provision with a corresponding credit recorded in the Statement of Changes in Capital and Surplus.

The Company is subject to liabilities of a contingent nature which may from time to time arise. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

10. DIVIDEND RESTRICTIONS

The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in Illinois without the prior approval of the commissioner is subject to restrictions related to statutory surplus and net income. For companies doing business in New York, such payments are subject to similar restrictions related to statutory surplus.

---------
      12

                             SUPPLEMENTAL SCHEDULE

                                                                       13-------

                      REPORT OF INDEPENDENT ACCOUNTANTS ON
                       SUPPLEMENTAL FINANCIAL INFORMATION

To the Board of Directors
State Farm Life and Accident Assurance Company
Bloomington, Illinois

In our opinion, the accompanying supplemental schedule of assets and liabilities as of and for the year ended December 31, 1998 is fairly stated in all material respects in relation to the basic financial statements, taken as a whole, of State Farm Life and Accident Assurance Company for the year ended December 31, 1998, which is covered by our report dated February 16, 1999 presented in the first section of this document. Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. This information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements.

                                     [PRICEWATERHOUSECOOPERS LLP]

February 16, 1999

---------
      14

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES
                     SCHEDULE 1 -- SELECTED FINANCIAL DATA
                               DECEMBER 31, 1998

The following is a summary of certain financial data (in thousands) included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
  U.S. government bonds                                                                           $        19,850
  Other bonds (unaffiliated)                                                                               30,501
  Mortgage loans                                                                                                3
  Premiums notes, policy loans and liens                                                                    3,706
  Short-term investments                                                                                    1,349
                                                                                                  ---------------
  Gross investment income                                                                         $        55,409
                                                                                                  ---------------
                                                                                                  ---------------
Bonds and short-term investments by class and maturity:
Bonds by maturity -- statement value
  Due within one year or less                                                                     $        52,383
  Over 1 year through 5 years                                                                             365,591
  Over 5 years through 10 years                                                                           277,287
  Over 10 years through 20 years                                                                           47,103
  Over 20 years                                                                                             5,557
                                                                                                  ---------------
Total by maturity                                                                                 $       747,921
                                                                                                  ---------------
                                                                                                  ---------------
Bond by class -- statement value
  Class 1                                                                                         $       706,099
  Class 2                                                                                                  41,617
  Class 3                                                                                                      38
  Class 4                                                                                                     167
  Class 5                                                                                                      --
  Class 6                                                                                                      --
                                                                                                  ---------------
Total by class                                                                                    $       747,921
                                                                                                  ---------------
                                                                                                  ---------------
Total bonds publicly traded                                                                       $       705,894
                                                                                                  ---------------
                                                                                                  ---------------
Total bonds privately placed                                                                      $        42,027
                                                                                                  ---------------
                                                                                                  ---------------
Short term investments -- book value                                                              $        12,056
                                                                                                  ---------------
                                                                                                  ---------------
Cash on deposit                                                                                   $           862
                                                                                                  ---------------
                                                                                                  ---------------
Life insurance in force:
  Ordinary                                                                                        $    13,323,447
                                                                                                  ---------------
                                                                                                  ---------------
  Credit life                                                                                     $        11,938
                                                                                                  ---------------
                                                                                                  ---------------
  Group life                                                                                      $        18,666
                                                                                                  ---------------
                                                                                                  ---------------
Amount of accidental death insurance in force under ordinary policies                             $       308,903
                                                                                                  ---------------
                                                                                                  ---------------
Life Insurance policies with disability provisions in force:
  Ordinary                                                                                        $           204
                                                                                                  ---------------
                                                                                                  ---------------
  Group life (certificates)                                                                       $             1
                                                                                                  ---------------
                                                                                                  ---------------
Supplementary contracts in force:
  Ordinary -- not involving life contingencies:
    Amount on deposit                                                                             $        10,256
                                                                                                  ---------------
                                                                                                  ---------------
    Income payable                                                                                $           152
                                                                                                  ---------------
                                                                                                  ---------------
  Ordinary -- involving life contingencies:
    Income payable                                                                                $           156
                                                                                                  ---------------
                                                                                                  ---------------
Annuities:
  Ordinary:
    Immediate -- amount of income payable                                                         $         2,766
                                                                                                  ---------------
                                                                                                  ---------------
    Deferred -- fully paid account balance                                                        $       123,122
                                                                                                  ---------------
                                                                                                  ---------------
    Deferred -- not fully paid -- account balance                                                 $           389
                                                                                                  ---------------
                                                                                                  ---------------
Deposit funds and dividend accumulations:
    Deposit funds -- account balance                                                              $         3,471
                                                                                                  ---------------
                                                                                                  ---------------
    Dividend accumulations -- account balance                                                     $        50,208
                                                                                                  ---------------
                                                                                                  ---------------

                                                                       15-------

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT
             STATEMENT OF ASSETS AND LIABILITIES AND OWNERS' EQUITY
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   ASSETS
Investments at market value:
  State Farm Variable Product Trust Funds
  Large Cap Equity Index Fund
  775 shares (cost $10,053)                                                                  $         9,915
  Small Cap Equity Index Fund
    shares (cost $0)                                                                                       0
  Bond Fund
    shares (cost $0)                                                                                       0
  Money Market Fund
    shares (cost $0)                                                                                       0
  International Equity Index Fund
    shares (cost $0)                                                                                       0
  Stock and Bond Fund
    shares (cost $0)                                                                                       0
                                                                                                      ------
Total investments                                                                                      9,915
Total Assets                                                                                 $         9,915
                                                                                                      ------
                                                                                                      ------

                                       LIABILITIES AND OWNERS' EQUITY
Owners' Equity                                                                               $         9,915
                                                                                                      ------
Total Liabilities and Owners' Equity                                                         $         9,915
                                                                                                      ------
                                                                                                      ------

    The accompanying notes are an integral part of the financial statements.

---------
      16

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT


             STATEMENT OF OPERATIONS AND CHANGES IN OWNERS' EQUITY
  FOR THE PERIOD DECEMBER 9, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
                                      1998
                                  (UNAUDITED)


                                                                               INVESTORS FUND SERIES
                                                    ----------------------------------------------------------------------------
                                                      LARGE CAP      SMALL CAP               MONEY     INTERNATIONAL   STOCK AND
                                                        EQUITY        EQUITY      BOND      MARKET        EQUITY         BOND
OPERATIONS:                                              FUND          FUND       FUND       FUND          FUND          FUND
--------------------------------------------------  --------------   ---------   -------   ---------   -------------   ---------
Income:
  Dividend Income                                         $    53          $0        $ 0         $ 0             $0          $0
                                                           ------    ---------   -------   ---------          -----    ---------
Expenses:
  Mortality and expense risk charges                            0           0          0           0              0           0
                                                           ------    ---------   -------   ---------          -----    ---------
Net investment income (loss)                                   53           0          0           0              0           0
                                                           ------    ---------   -------   ---------          -----    ---------
Realized net investment gain (loss)                             0           0          0           0              0           0
Unrealized appreciation (depreciation), net                     0           0          0           0              0           0
Capital gain distributions received                             0           0          0           0              0           0
                                                           ------    ---------   -------   ---------          -----    ---------
Realized and unrealized gain (loss) on investments
  and capital gain distributions, net                        (138)          0          0           0              0           0
                                                           ------    ---------   -------   ---------          -----    ---------
Net increase (decrease) in owners' equity from
  operations                                                  (85)          0          0           0              0           0
                                                           ------    ---------   -------   ---------          -----    ---------
EQUITY TRANSACTIONS:
--------------------------------------------------
Proceeds from units purchased                                   0           0          0           0              0           0
Transfers (net) including transfers to or from
  fixed account                                                 0           0          0           0              0           0
Payments for surrenders and other redemptions                   0           0          0           0              0           0
Net increase (decrease) in equity derived from
  policy holder transactions                                    0           0          0           0              0           0
Increase in equity from surplus contributed                10,000           0          0           0              0           0
                                                           ------    ---------   -------   ---------          -----    ---------
Total increase (decrease) in owners' equity                 9,915           0          0           0              0           0
Owners' equity at beginning of period                           0           0          0           0              0           0
                                                           ------    ---------   -------   ---------          -----    ---------
Owners' equity at end of period                           $ 9,915          $0        $ 0         $ 0             $0          $0
                                                           ------    ---------   -------   ---------          -----    ---------
                                                           ------    ---------   -------   ---------          -----    ---------

    The accompanying notes are an integral part of the financial statements.

                                                                       17-------

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                                  (UNAUDITED)

1. GENERAL INFORMATION

Organization:

The State Farm Life and Accident Assurance Company Variable Life Separate Account (the "Separate Account") is a segregated investment account of the State Farm Life and Accident Assurance Company (the "Company") and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on December 9, 1996, however as of December 31, 1998 operations had not commenced. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the "Trust") at the fund's net asset value in accordance with the selection made by the policy owners.

Transactions with Sponsor:

A surplus contribution of $10,000 was made to the Separate Account by the Company in 1998. As an investor in the Separate Account, the Company shares in the investment performance of the Separate Account in relation to the portion of its ownership of fund shares, which shares are subject to the same valuation procedures as policy holders' shares. The market value of the Company's investment in the separate account as surplus contributed was $9,915 at December 31, 1998.

Certain administrative expenses attributable to the Separate Account are borne by the Company and paid by the Company on behalf of the Separate Account.

2. ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets and liabilities at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

3. SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments:

Investments in the Separate Account are valued by using net asset values which are based on the daily closing prices of the underlying securities in the Separate Account's funds.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy's pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation:

On each day the New York Stock Exchange (the "Exchange") is open for trading (except for certain designated office-closed days), the accumulation unit value is determined as of the earlier of 3:00 PM Central Time or the close of the Exchange by dividing the policy holders' share of the value of each fund's investments and other assets, less liabilities, by the number of policy holder accumulation units outstanding in the respective fund.

Federal Income Tax:

The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity.

Under Federal income tax law, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the policy owner or beneficiary in the form of policy distributions.

4. EXPENSES AND DEDUCTIONS

A mortality and expense risk charge is deducted by the Company from the Separate Account on a daily basis which is equal, on an annual basis, to 0.80% of the daily net asset value of the policy holders' portion of assets in the Separate Account. The charge may be adjusted after policy issue, but it is

---------
      18

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                                  (UNAUDITED)
guaranteed not to exceed 0.90% of net assets. These charges compensate the Company for assuming these risks under the variable life contract. There were no disbursements for mortality and expense risk and premium and death benefit guarantee risk charges during the period.

At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy and any additional benefits provided by rider, if any, for the policy month. In addition, a $6 monthly expense charge (maximum $8 per month) is deducted which reimburses the Company for administrative expenses relating to the issuance and maintenance of the policy. There were no administrative deductions during the period.

A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth years and is reduced each year after the sixth year until it reaches zero in the tenth policy year. There were no surrender fees during the period.

A withdrawal fee is assessed upon the partial withdrawal of funds which fee is equal to the lesser of $25 or 2% of the amount withdrawn. There were no withdrawal fees during the period.
The Company reserves the right to deduct a $25 transfer processing fee for each transfer in excess of 12 during a policy year.

5. CONTINGENT LIABILITIES

If the assets of any fund exceed required reserves and other liabilities, the Company may transfer such excess to its general account.

6. OWNERS' EQUITY


Owners' equity is represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company. At December 31, 1998 ownership of the Separate Account was represented by the following accumulation units and accumulation unit values and surplus contributed: (Multiplication of amounts shown may not equal policy owners' equity because of rounding.)



                          POLICY OWNERS' EQUITY

                                      UNIT      UNITS      POLICY OWNERS'
FUND                                 VALUE   OUTSTANDING       EQUITY
-----------------                    ------  -----------   ---------------

Large Cap                              0.00          0       $        0
Small Cap                              0.00          0                0
Bond                                   0.00          0                0
Money Market                           0.00          0                0
International                          0.00          0                0
Stock and Bond                         0.00          0                0
                                                                      -
Total                                                        $        0
                                                                      -
                                                                      -



                                     POLICY OWNERS'      SURPLUS       TOTAL
FUND                                     EQUITY        CONTRIBUTED    EQUITY
-----------------------------------  ---------------   -----------  -----------

Large Cap                              $        0      $   9,915    $    9,915
Small Cap                                       0              0             0
Bond                                            0              0             0
Money Market                                    0              0             0
International                                   0              0             0
Stock and Bond                                  0              0             0
                                                -
                                                           -----         -----
Total                                  $        0      $   9,915    $    9,915
                                                -
                                                -
                                                           -----         -----
                                                           -----         -----


                                                                       19-------

                                    Part II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

     The Articles of Incorporation, as amended, and the Bylaws of State Farm Life and Accident Assurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

      State Farm Life and Accident Assurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life and Accident Assurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of ___ pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representation pursuant to Section 26(e)(2)(A).
     The signatures.
     Written consents of the following persons: William A. Montgomery, Esq., Gerry Brogla, F.S.A., PricewaterhouseCoopers LLP, and Sutherland Asbill & Brennan LLP
     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     1.

          A.
          (1) Resolution of the Board of Directors of State Farm Life and Accident Assurance Company establishing State Farm Life and Accident Assurance Company Variable Life Separate Account 4
          (2)  Not Applicable
          (3)  (a)    Not Applicable
               (b)    Distribution Agreement 1
               (c)    Not Applicable
          (4)  Not applicable
          (5)  (a)    Specimen Flexible Premium Variable Universal Life
                      Insurance Policy 4
               (b)    Policy Riders and Endorsements 4
          (6)  (a)    Articles of Incorporation of State Farm Life and Accident
                      Assurance Company 2
               (b)    By-laws of State Farm Life and Accident
                      Assurance Company 2
          (7)  Not applicable
          (8)  Participation agreement 3
          (9)  Not applicable
          (10) Application form 5
          (11) Description of issuance, transfer and redemption procedures 4
          (12) Powers of Attorney 4

          B.   Not applicable

          C.   Not applicable

     2. Opinion and consent as to the legality of the securities being registered 3

     3.   Not applicable

     4.   Not applicable

     5.   Not applicable

     6. Opinion and consent of Gerry Brogla, F.S.A. as to actuarial matters pertaining to the securities being registered

     7.   (a)  Consent of PricewaterhouseCoopers LLP
          (b)  Consent of Sutherland, Asbill & Brennan LLP

-----------------------------

1. Incorporated herein by reference to Exhibit 3 of the registration statement on Form N-4 (File No. 333-57579) filed with the Securities and Exchange Commission on June 24, 1998.

2. Incorporated herein by reference to Exhibit 6 of the registration statement on Form N-4 (File No. 333-57579) filed with the Securities and Exchange Commission on June 24, 1998.

3. Incorporated herein by reference to Exhibit 8 of the registration statement on Form N-4 (File No. 333-57579) filed with the Securities and Exchange Commission on June 24, 1998.

4. Incorporated herein by reference to the similarly designated exhibit included in the initial registration statement on Form S-6 (File
    No. 333-64345) filed with the Securities and Exchange Commission on September 25, 1998.

5. Incorporated herein by reference to the similarly designated exhibit included in pre-effective amendment No. 1 to the registration statement on Form S-6 (File No. 333-64345) filed with the Securities and Exchange Commission on November 18, 1998.

                            SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, State Farm Life and Accident Assurance Company Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Bloomington and the State of Illinois, on this 27th day of April, 1999.




                             State Farm Life and Accident Assurance Company Variable Life Separate Account
                                          (Registrant)



(SEAL)

                             By: State Farm Life and Accident Assurance Company
                                          (Depositor)



Attest: /s/ Terry L. Huff                  By:       *
        -----------------                      ---------------
        Terry L. Huff                          Edward B. Rust, Jr.
                                               President
                                               State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.



Signature                           Title                             Date
---------                           -----                             ----

         *                  President and Director                    ---------
------------------          (Principal Executive Officer)
Edward B. Rust, Jr.


         *                  Executive Vice President and Director     ---------
------------------
Roger B. Tompkins


         *                  Vice President and Controller             ---------
------------------          (Principal Accounting Officer)
Dale R. Egeberg


         *                  Vice President and Actuary                ---------
-----------------           (Principal Financial Officer)
Darrell W. Beernink


         *                  Director                                  ---------
----------------
Roger J. Lehman


         *                  Director, Vice President - Counsel        ---------
----------------            and Secretary
Laura P. Sullivan


         *                  Director                                  ---------
----------------
Roger S. Joslin



         *                  Director and Senior Vice President -      ---------
----------------            Investments
Kurt G. Moser



         *                  Director                                  ---------
------------------
Vincent J. Trosino



         *                  Director, Executive Vice President        ---------
-----------------           and Chief Agency and Marketing Officer
Charles R. Wright



* By /s/ Terry L. Huff                                                 4/27/99
     ---------------------------                                      ----------
         Terry L. Huff                                                  Date
         Pursuant to Power of Attorney